UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AntriaBio, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANTRIABIO, INC.

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

November 28, 2017

10:00 a.m. Mountain Time

To the Stockholders of AntriaBio, Inc.:

The annual meeting of the stockholders of AntriaBio, Inc., a Delaware corporation, will be held at the offices of AntriaBio, Inc., 1450 Infinite Drive, Louisville, Colorado 80027, on Tuesday, November 28, 2017 at 10:00 a.m. Mountain Time, for the following purposes:

(1)	To elect Nevan Elam, Hoyoung Huh, Barry Sherman, David Welch, Samir Patel and Tae Hoon Kim to the Company’s Board of Directors (the “Board” or the “Board of Directors”).

(2)	To ratify the appointment of EKS&H LLLP as the Company’s independent registered public accountants for the fiscal year ending on June 30, 2018.

(3)	To approve the Company’s Amended and Restated Bylaws.

(4)	To approve an amendment to the Company’s Amended Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to lower the stockholder approval percentage required to remove directors from the Company’s board of directors (from 66 2/3% to 50.1%).

(5)	To ratify the Company’s Non-Qualified Stock Option Plans.

(6)	To approve an amendment to the Certificate of Incorporation, to effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.001 (“Common Stock”), at a ratio between 2-to-1 and 5-to-1, and to be effective upon a date on or prior to September 30, 2018, such ratio and date to be determined by the Company’s board of directors (the “Reverse Stock Split”).

(7)	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Compensation of Executive Officers section of the Proxy Statement.

(8)	To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s NEOs.

(9)	To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

All stockholders of record at the close of business on October 13, 2017 are entitled to notice of and to vote at such meeting. The date on which we anticipate this Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about October 20, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Tuesday, November 28, 2017.

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by sending you a full set of proxy materials, including this Notice, the accompanying Proxy Statement and Proxy Card.

All stockholders are cordially invited to attend the annual meeting. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS RESPECTFULLY URGES YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. If you attend the meeting in person, you may withdraw your proxy and vote your shares at the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a letter or account statement from that firm confirming their ownership of shares.

The meeting will be held at the principal offices of AntriaBio, Inc., which are located at 1450 Infinite Drive, Louisville, Colorado 80027. Driving directions may be obtained by contacting the Company’s receptionist at (303) 222-2128.

Your vote is extremely important. Please vote as soon as possible to ensure that your vote is recorded promptly even if you plan to attend the annual meeting.

By order of the Board of Directors
/s/ Hoyoung Huh
Hoyoung Huh
Secretary
Louisville, Colorado

[●], 2017

2017 ANNUAL MEETING OF STOCKHOLDERS

to be held November 28, 2017

PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors of AntriaBio, Inc., a Delaware corporation, which we refer to as “the Company,” “AntriaBio,” “we,” “us,” or “our,” for use at the 2017 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held at the offices of the Company, which are located at 1450 Infinite Drive, Louisville, Colorado 80027, on Tuesday, November 28, 2017 at 10:00 a.m. Mountain Time, and at any postponement or adjournment thereof. All stockholders of record at the close of business on October 13, 2017 are entitled to notice of and to vote at such meeting. The date on which we anticipate that this Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about October 20, 2017.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please see “Whom should I contact with other questions?” below.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice, and any other matters that properly come before the Annual Meeting.

What is a proxy statement and what is a proxy?

A proxy statement is a document that we are required by law to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting, and at any postponement or adjournment thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement. Whether or not you expect to attend the Annual Meeting, please submit your completed proxy card as soon as possible in order to ensure your representation at the Annual Meeting and to minimize the cost to the Company of proxy solicitation.

What am I being asked to vote upon at the Annual Meeting?

At the Annual Meeting, you will be asked to:

•	Vote on the election of Nevan Elam, Hoyoung Huh, Barry Sherman, David Welch, Samir Patel and Tae Hoon Kim to the Company’s Board of Directors (Proposal 1);
•	Ratify the appointment of EKS&H LLLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2018 (Proposal 2);
•	Approve the Company’s Amended and Restated Bylaws (Proposal 3);
•	Approve an amendment to the Company’s Amended Certificate of Incorporation, as amended, to lower the stockholder approval percentage required to remove directs from the Company’s board of directors (from 66 2/3% to 50.1%) (Proposal 4);
•	Ratify the Company’s Non-Qualified Stock Option Plans (Proposal 5);
•	Approve an amendment to the Company’s Amended Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio between 2-to-1 and 5-to-1, and to be effective upon a date on or prior to September 30, 2018, such ratio and date to be determined by the Company’s board of directors (the “Reverse Stock Split”) (Proposal 6);
•	Approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Compensation of Executive Officers section of this Proxy Statement (Proposal 7)
•	To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s NEOs (Proposal 8); and
•	Act upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Does the Board of Directors recommend voting in favor of the proposals?

Yes. The Board of Directors unanimously recommends that you vote your shares

•	“FOR” each of the director nominees (Proposal 1);
•	“FOR” the ratification of the appointment of EKS&H LLP as the Company’s independent registered public accountants for the fiscal year ending on June 30, 2018 (Proposal 2);
•	“FOR” the approval of the Company’s Amended and Restated Bylaws (Proposal 3);
•	“FOR” the amendment of the Certificate of Incorporation to lower the stockholder approval percentage required to remove directors from the Company’s board of directors (from 66 2/3% to 50.1%) (Proposal 4);
•	“FOR” the ratification of the Company’s Non-Qualified Stock Option Plans (Proposal 5):
•	“FOR” the amendment of the Certificate of Incorporation to effect the Reverse Stock Split (Proposal 6);
•	“FOR” the approval, by a non-binding advisory vote, the compensation of the Company’s NEOs, as disclosed in the Compensation of Executive Officers section of this Proxy Statement (Proposal 7); and
•	“3 YEARS” for the approval, by a non-binding advisory vote, of the frequency of future advisory votes on the compensation of the Company’s NEOs (Proposal 8).

Who can vote at the Annual Meeting?

Only our “stockholders of record” at the close of business on October 13, 2017 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were [●] shares of our common stock outstanding and entitled to vote.

Beneficial Owners

If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being forwarded to you by that nominee. The nominee holding your account is considered the “stockholder of record” for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the “stockholder of record,” you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your nominee. Please contact your nominee directly for additional information.

Brokers, banks or other nominees holding shares of record for their respective customers generally are not entitled to vote on the election of directors unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a nominee who has not received instructions from its customers on a particular matter. As used herein, “broker non-vote” means the votes that could have been cast on the matter by nominees with respect to uninstructed shares if the nominees had received instructions. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to any other proposal, and the effect of broker non-votes on each of the proposals, is discussed in each proposal below.

How many votes do I get?

Each share of common stock entitles the holder thereof to one vote on each matter to be voted upon. Dissenters’ rights are not applicable to any of the matters being voted upon.

What are the voting requirements to approve the proposals?

Each proxy that is properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in such proxy. Please see each proposal below for voting requirements applicable to each proposal.

What happens if I do not vote?

Please see each proposal below for the effect of not voting as well as the effect of withholdings, abstentions and broker non-votes.

What is the quorum requirement for the Annual Meeting?

The presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.

For purposes of establishing quorum, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain or withhold their vote, including brokers, dealers or other nominees holding shares of their respective customers of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and count toward the quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How can I vote my shares?

Stockholders of record can vote by proxy or by attending the Annual Meeting and vote in person. The persons named as proxies were designated by the Board of Directors. If you vote by proxy, you can vote by mail as described below. If you are the beneficial owner of shares held in “street name,” please refer to the information forwarded by your bank, broker, dealer or other nominee to see which voting options are available to you.

● Vote by Mail. You can vote by mail pursuant to the instructions provided on the Proxy Card. If you hold shares beneficially in “street name,” you can vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee. If you choose to vote by mail, simply mark, sign, date and return your Proxy Card in the enclosed postage-prepaid envelope provided with this Proxy Statement.

● Vote at the Annual Meeting. Voting by mail will not limit your right to vote at the Annual Meeting if you decide to attend in person. Nevertheless, to ensure your representation at the Annual Meeting, the Board of Directors respectfully urges you to vote by mail. If you attend the meeting in person, you may withdraw your proxy and vote your shares at the meeting. Stockholders attending the meeting whose shares are held in “street name” by a bank, broker, dealer or other nominee who desire to vote their shares at the meeting should bring with them a letter or account statement from that firm confirming their ownership of shares prior to the Record Date.

How may I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder as of the Record Date or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. You should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license. If your shares are held in “street name,” you also will need proof of ownership as of the Record Date to be admitted to the Annual Meeting, such as a letter or account statement from the bank, broker, dealer or other nominee confirming your ownership of shares prior to the Record Date, a copy of the voting instruction card provided by your bank, broker, dealer or other nominee, or similar evidence of ownership. If you do not comply with each of the foregoing requirements, you may not be admitted to the Annual Meeting.

The meeting will be held at the principal offices of the Company, which are located at 1450 Infinite Drive, Louisville, Colorado 80027. Driving directions may be obtained by contacting the Company’s receptionist at (303) 222-2128.

What can I do if I change my mind after I vote my shares?

Any proxy may be revoked or superseded by (i) executing a later proxy, (ii) giving notice of revocation in writing prior to, or at, the Annual Meeting, or (iii) attending the Annual Meeting, withdrawing the proxy and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of the proxy. If you have instructed your bank, broker, dealer or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

Could other matters be decided at the Annual Meeting?

As of the date this Proxy Statement went to press, the Board of Directors did not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the Notice hereof. However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with their best judgment.

Who is paying for the cost of this proxy solicitation?

Solicitation of proxies will be primarily by mail, although some of the officers, directors and employees of the Company may solicit proxies personally or by telephone, facsimile or electronic mail. All expenses incurred in connection with this solicitation will be borne by the Company. The Company will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of stock in the name of a broker or nominee.

How can stockholders nominate a candidate for election as a director?

Any stockholders desiring to submit a recommendation for consideration by the Board of a candidate that the stockholder believes is qualified to be a Board nominee at any upcoming stockholders meeting may do so by submitting that recommendation in writing to the Board not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. However, if the date of the upcoming annual meeting has been changed by more than 30 days from the date of the prior year’s meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for the upcoming annual meeting. In addition, the recommendation should be accompanied by the following information:

•	the name and address of the nominating stockholder and of the person or persons being recommended for consideration as a candidate for Board membership;
•	the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the candidate’s nomination;
•	a description of any arrangements or understandings, that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder and any other person or persons (naming such other person or persons);
•	such other information regarding each such recommended candidate as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the SEC; and
•	the written consent of each such recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC rules permit brokers and other persons who hold the Company’s shares for beneficial owners, to participate in a practice known as “householding,” which means that only one copy of the Proxy Statement and our annual report (the “Annual Report”) will be sent to multiple stockholders who share the same address unless other instructions are provided to the Company. Householding is designed to reduce printing and postage costs and therefore results in cost savings for the Company. If you receive a household mailing this year and would like to have additional copies of this Proxy Statement and/or the Annual Report mailed to you, or if you would like to opt out of this practice for future mailings, please contact your broker or other nominee record holder, or submit your request to:

AntriaBio, Inc.

1450 Infinite Drive

Louisville, Colorado 80027

Attention: Investor Relations

Phone: (303) 222-2128

Upon receipt of any such request, the Company agrees to promptly deliver a copy of this Proxy Statement and/or the 2017 Annual Report to you. In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above.

Where can I find voting results of the Annual Meeting?

We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by the Company.

What is the deadline to submit stockholder proposals for the 2018 Annual Meeting?

Proposals of stockholders intended to be presented at the 2018 Annual Meeting of Stockholders must be received at the Company’s principal office no later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders for inclusion in the Proxy Statement and form of proxy relating to that meeting. However, if the date of the 2018 Annual Meeting of Stockholders has been changed by more than 30 days from the date of the prior year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934 and the rules and regulations of the SEC.

If date of the 2018 Annual Meeting of Stockholders is changed by more than 30 days from the one-year anniversary of this year’s Annual Meeting of Stockholders as expected, pursuant to the rules and regulations of the SEC, the Company will publicly announce such revised annual meeting date and applicable deadlines for stockholder proposals for action or nomination once finally determined.

Where can I find information about the Annual Report of the Company?

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended June 30, 2017, as such was filed with the SEC, including financial statements and associated schedules. Such report was filed with the SEC on September 22, 2017 and is available on the SEC’s website at www.sec.gov, as well as the Company’s website at www.antriabio.com. Requests for copies of such report should be directed to:

AntriaBio, Inc.

1450 Infinite Drive

Louisville, Colorado 80033

Attn: Investor Relations

Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact:

AntriaBio, Inc.

1450 Infinite Drive

Louisville, Colorado 80033

Attn: Investor Relations

PROPOSAL 1

ELECTION OF DIRECTORS

We currently have six directors serving on the Board of Directors. Each of our current directors has been nominated by the Board’s Nominating and Governance Committee for re-election at the Annual Meeting. If elected, each nominee has consented to serve as a director and to hold office until the next annual stockholders’ meeting, until his successor is elected and shall have qualified, or until his earlier death, resignation, removal or disqualification.

The following paragraphs provide information about each nominee as of the date of this Proxy Statement. The information presented includes information that each nominee has given us about his age, all positions he holds with the Company, his principal occupation and business experience for the past five years, and the names of other publicly held companies of which he currently serves as a director or has served as a director during the past five years.

When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the our business and structure, the Board of Directors focuses primarily on the industry and transactional experience, and other background, in addition to any unique skills or attributes associated with a director.

Of the directors presently serving on the Board of Directors and the nominees, Messrs. Sherman, Welch, Patel and Kim are “independent” as that term is defined in Section 5205(a) of Nasdaq listing rules. The Company is not, however, subject to the Nasdaq listing rules because its common stock is not listed for trading on any Nasdaq market.

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

Nevan Elam, 49	Mr. Elam serves as our Chief Executive Officer and as the Chairman of our Board. Mr. Elam was as a Managing Director of Konus Advisory Group, Inc. from January 2012 to September 2014. Prior to his service with AntriaBio and Konus Advisory Group, Inc., Mr. Elam served as Chief Executive Officer and President of AeroSurgical Ltd., a medical device company operating out of Ireland. Prior to his service with AeroSurgical Ltd., Mr. Elam was a Senior Vice President of Nektar Therapeutics for four years. Earlier in his career, Mr. Elam was a senior executive and co-founder of E2open, Inc. and was a corporate partner in the law firm of Wilson Sonsini Goodrich & Rosati. He serves as Director of Savara, Inc. and AeroSurgical Ltd. Mr. Elam received his Juris Doctorate from Harvard Law School and a Bachelors of Arts from Howard University. We believe that Mr. Elam’s experience advising pharmaceutical companies of their unique legal and regulatory obligations qualifies him to serve on the Board.	2013

Hoyoung Huh, M.D., Ph.D., 48	Dr. Huh currently serves as a member of our Board, Chairman of our Scientific Advisory Board and Business Development. Dr. Huh is also currently the Chief Executive Officer and Chairman of pH Pharma, Co., Ltd. Dr. Huh was a Managing Director of Konus Advisory Group, Inc. from January 2012 to September 2014 with Mr. Elam. Prior to founding Konus Advisory Group, Inc., Dr. Huh was Chief Executive Officer of BiPar Sciences, Inc. from February 2008 until December 2010. In addition, Dr. Huh has been involved in the formation, management and board positions of multiple biotechnology and innovation-based companies. Dr. Huh currently serves as the Chairman of the Board of Geron Corporation and CytomX Therapeutics as well as on the board of directors for Addex Therapeutics, ReSurge International and SF Jazz. Dr. Huh holds an M.D. from Cornell University Medical College, a Ph.D. in Genetics/Cell Biology from the Cornell University/Sloan-Kettering Institute, and a Bachelor’s degree in biochemistry from Dartmouth College. We believe that Dr. Huh’s medical experience and his experience working with pharmaceutical companies qualifies him to serve on the Board.	2013

Barry Sherman, M.D., 76	Dr. Sherman currently serves as a member of our Board. Dr. Sherman was most recently President and CEO of StemPar Sciences, a newly formed company in the emerging field of cancer metabolism. He has more than 30 years of experience in academic and pharmaceutical biomedical research. Dr. Sherman was Genentech's first Senior Vice President and Chief Medical Officer, served as President and CEO of Anergen Inc., and was a founder of Pain Therapeutics and BiPar Sciences. Prior to joining Genentech in 1985, Dr. Sherman was Professor of Medicine and Endocrinology at the University of Iowa-College of Medicine, where he served as Associate Chairman of the Department of Internal Medicine and Director of the National Institutes of Health-Sponsored Clinical Research Center. Dr. Sherman is a graduate of the University of Michigan where he received both his A.B. and M.D. degrees with honors. We believe that Dr. Sherman’s medical experience and his experience working with pharmaceutical companies qualifies him to serve on the Board.	2014

David Welch, Ph.D., 56	Dr. Welch currently serves as a member of our Board. Dr. Welch is the co-founder of Infinera Corporation and has served as the President since June 2013 and as a member of the Board since October 2010. Dr. Welch has served in various executive roles within Infinera Corporation since May of 2001. Prior to joining Infinera, Dr. Welch served in various executive roles, including as Chief Technology Officer of the Transmission Products Group of JDS Uniphase Corporation, an optical component company, and Chief Technology Officer and Vice President of Corporate Development of SDL Inc., an optical component company. Dr. Welch holds over 130 patents, and has been awarded the Optical Society of America’s (“OSA”) Adolph Lomb Medal, Joseph Fraunhofer Award, the John Tyndall Award and the IET JJ Thompson Medal for Achievement in Electronics, in recognition of his technical contributions to the optical industry. He is a Fellow of OSA and the Institute of Electrical and Electronics Engineers. We believe that Dr. Welch’s leadership experience and his experience with public companies qualifies him to serve on the Board.	2015

Samir Patel, M.D., 47	Dr. Patel currently serves as a member of our Board. Dr. Patel is co-founder, principal and former CEO of SPEC Pharma, LLC, which specializes in injectable therapies with complex manufacturing. He is also co-founder, principal and CEO of Digital Therapeutics, LLC, a company investigating therapies for digital ulcerations, a severe rheumatologic condition with high unmet medical need. Dr. Patel previously served as Medical Director of Centocor, Inc., a Johnson & Johnson Company where he oversaw Medical Affairs for Remicade, Stelara and Simponi. Prior to joining Centocor, he practiced adult and pediatric rheumatology in Austin, Texas. Dr. Patel holds a B.S. in Biology from the University of Cincinnati and an M.D. from the Medical College of Ohio. He completed his residency in Internal Medicine and fellowship in Rheumatology at the University of New Mexico. We believe that Dr. Patel’s experience with pharmaceutical companies and his medical background qualifies him to serve on the Board.	2017

Tae Hoon Kim, 35	Mr. Kim currently serves as a member of our Board. Mr. Kim is currently the Chief Executive Officer for Aju Pharm, a pharmaceutical company in the Republic of Korea with more than 60 years of operations. From 2011 to 2014, Mr. Kim was with Genentech, Inc. in their market planning and sales operations divisions. Mr. Kim has a B.S. degree in Cellular and Molecular Biology from the University of Michigan and MBA from Dartmouth College. We believe Mr. Kim’s experience working with pharmaceutical companies qualifies him to serve on the Board.	2017

Vote Required

Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named above. If you do not vote for a particular nominee, or if you withhold authority for one or all nominees, your vote will not count either “for” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes will have the same effect as votes “AGAINST” this proposal. If any director-nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our Board of Directors.

The Board of Directors recommends that you vote FOR the election of each of the above-identified director-nominees.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has, subject to ratification by the stockholders, appointed EKS&H LLLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

The affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the appointment of EKS&H LLLP. Abstentions will have the same effect as votes “AGAINST” this proposal. Brokers have discretion to vote uninstructed shares with respect to this proposal. Accordingly, broker non-votes will not occur with respect to this proposal.

Proxies received in response to this solicitation will be voted “FOR” the approval of EKS&H LLLP unless otherwise specified in the proxy. In the event of a negative vote on such ratification, the Audit Committee of the Board of Directors will reconsider its selection. Representatives of EKS&H LLLP will be present at the meeting and available to respond to questions. They will have the opportunity to make a statement and answer questions if they so desire.

Principal Accountant Fees and Services

Audit Fees

Fees charged by EKS&H LLLP for the audit of the Company’s annual financial statements and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal years ending June 30, 2017 and 2016 were $121,540 and $118,731, respectively.

Audit-Related Fees

Fees charged by EKS&H LLLP for audit related services for the fiscal years ending June 30, 2017 and 2016 were $12,777 and $5,035, respectively.

Tax Fees

Tax fees are comprised of services that include assistance related to the completion of our tax returns which are performed by BKD. No tax fees were billed by EKS&H LLLP for fiscal years ended June 30, 2017 and 2016, respectively.

All Other Fees

All other fees are comprised of other accounting fees. No such fees were billed by EKS&H LLLP for the fiscal years ended June 30, 2017 and 2016.

Pre-Approval Policy

Our Audit Committee or the entire Board of Directors endeavors to approve in advance all services provided by our independent registered public accounting firm. All engagements of our independent registered public accounting firm in years ended 2017 and 2016 were approved by the Board of Directors.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of EKS&H LLLP as the Company’s independent registered public accounting firm for fiscal 2018. If the stockholders do not ratify the appointment of EKS&H LLLP, the Audit Committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of EKS&H LLLP by the stockholders, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. Brokers have discretion to vote uninstructed shares with respect to this proposal. Accordingly, broker non-votes will not occur with respect to this proposal.

The Board of Directors recommends that you vote FOR the ratification of EKS&H LLLP as the Company’s independent registered public accounting firm for fiscal year 2018.

PROPOSAL 3

APPROVAL OF AMENDED AND RESTATED BYLAWS

The Board of Directors has approved, subject to stockholder approval at the Annual Meeting, the Amended and Restated Bylaws as set forth in Exhibit A hereto (the “Amended and Restated Bylaws”). If the Amended and Restated Bylaws are approved by the stockholders at the Annual Meeting, the Amended and Restated Bylaws will be effective upon such approval.

The Board of Directors believes that the Amended and Restated Bylaws improve the corporate governance of the Company by providing bylaws more appropriate for a public reporting company.

The amendment reflected in the Amended and Restated Bylaws changes the stockholder approval requirements for removing a director from the Board of Directors. Below is a brief summary of the ways in which the Amended and Restated Bylaws would modify the Company’s current bylaws. This summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which you are urged to review carefully and which is attached as Exhibit A hereto.

The Amended and Restated Bylaws are intended to correspond with the proposal to approve the amendment to the Company’s certificate of incorporation as described in Proposal 4. If stockholders wish to approve Proposal 4, they should also approve this Proposal 3, and vice versa. The Board of Directors recommends that stockholders approve both this Proposal 3 and Proposal 4.

Location of Change in Amended and Restated Bylaw	Summary of Changes	Rationale Supporting Change

Section 2.13

Current Wording:

Removal of Directors. Unless otherwise restricted by statute, the certificate of incorporation or these bylaws, any director or the entire Board may be removed, with or without cause, by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares then entitled to vote at an election of directors. Any directorship to be filed by reason of removal of one or more directors by the stockholders may be filled by the stockholders at the special meeting at which the director or directors are so removed.

Proposed wording:

Removal of Directors. Unless otherwise restricted by statute, the certificate of incorporation or these bylaws, any director or the entire Board may be removed, with or without cause, by the holders of at least a majority (50.1%) of the shares then entitled to vote at an election of directors. Any directorship to be filed by reason of removal of one or more directors by the stockholders may be filled by the stockholders at the special meeting at which the director or directors are so removed.

The existing bylaws as currently drafted are less desirable for a public reporting company. Lowering the stockholder approval threshold for director removals is more appropriate for efficient corporate governance.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the proposed amendment to the Company’s bylaws. If approved, the amendment will be effective immediately. Broker non-votes will have the same effect as votes “AGAINST” this proposal.

The Board of Directors recommends that you vote FOR the proposed amendment to the bylaws.

PROPOSAL 4

APPROVAL OF CERTIFICATE OF INCORPORATION

The Board of Directors has approved, subject to stockholder approval at the Annual Meeting, an amendment to the Company’s Certificate of Incorporation to lower the stockholder approval percentage required to remove directors from the Company’s board of directors (from 66 2/3% to 50.1%) (the “Certificate Amendment”). If the Certificate Amendment is approved by the stockholders at the Annual Meeting, the Certificate Amendment will be effective upon filing of such amendment with the Delaware Certificate of State (such amendment as shown in Exhibit B).

The Board of Directors believes that the Certificate Amendment improves the corporate governance of the Company by providing a director removal provision more appropriate for a public reporting company.

The amendment reflected in the Certificate Amendment changes the stockholder approval requirements for removing a director from the Board of Directors. Below is a brief summary of the ways in which the Certificate Amendment would modify the Company’s current Certificate of Incorporation.

The Certificate Amendment is intended to correspond with the proposal to approve the Amended and Restated Bylaws as described in Proposal 3. If stockholders wish to approve Proposal 3, they should also approve this Proposal 4, and vice versa. The Board of Directors recommends that stockholders approve both Proposal 3 and this Proposal 4.

Location of Change in Certificate of Incorporation	Summary of Changes	Rationale Supporting Change

Article 8

Current Wording:

Any director of the Board or the entire Board may be removed at any time, with or without cause by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote at an election of directors.

Proposed wording:

Any director of the Board or the entire Board may be removed at any time, with or without cause by the holders of at least a majority (50.1%) of the shares entitled to vote at an election of directors.

The existing certificate of incorporation as currently drafted is less desirable for a public reporting company. Lowering the stockholder approval threshold for director removals is more appropriate for efficient corporate governance.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock issued and outstanding will be required to approve the Certificate Amendment. If approved, the amendment will be effective upon filing of such amendment with the Delaware Certificate of State. Broker non-votes and abstentions will have the same effect as votes “AGAINST” this proposal.

The Board of Directors recommends that you vote FOR the proposed amendment to the Company’s certificate of incorporation.

PROPOSAL 5

TO RATIFY NON-QUALIFIED STOCK OPTION PLANS

The Board of Directors have approved the 2015 Non-Qualified Stock Option Plan and the 2016 Non-Qualified Stock Option Plan, as amended (the “Plans”). The full Plans are attached as Exhibit C and Exhibit D. The Board believes the Plans are in the best interest of the Company in retaining employees, officers, consultants, advisors and non-employee directors.

Administration

The Compensation Committee administers the Plans and has full power and authority to designate participants, determine the number of shares covered by each award, determine the terms and conditions of each award (including any terms relating to forfeiture and exercisability). In addition, the Compensation Committee may accelerate the exercisability of any award. The Compensation Committee may also specify the manner in which the awards are paid out under the Plans. Subject to the provisions of the Plans, the Compensation Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Compensation Committee has authority to interpret the Plans and establish rules and regulations for the administration of the Plans.

The Compensation Committee may delegate to one or more officers or directors of the Company the authority to grant awards under the Plans, except that the Compensation Committee may not delegate such authority with regard to grants to officers or directors of the Company or in a manner that would contravene applicable corporate law.

The Board of Directors may also exercise the powers of the Compensation Committee at any time.

Shares Available for Awards

The aggregate number of shares of our Common Stock that may be issued as awards under the 2015 Plan as of the date of its adoption was 6,850,000. As of [●], 2017, 2,433,000 shares of our Common Stock remain available for future grants under the 2015 Plan and 4,417,000 shares of our Common Stock are subject to currently outstanding awards. The aggregate number of shares of our Common Stock that may be issued as awards under the 2016 Plan as of the date of its adoption was 15,000,000. As of [●], 2017, 1,395,000 shares of our Common Stock remain available for future grants under the 2016 Plan and 13,605,000 shares of our Common Stock are subject to currently outstanding awards. Shares of our common stock that are issued under awards granted in substitution for awards previously granted by an entity that is acquired by or merged with us or one of our affiliates will not be counted against the aggregate number of shares of our common stock available for awards under the 2016 Incentive Plan. No non-employee director may be granted awards under the 2015 or 2016 Plans that are denominated in shares of our Common Stock with a value of more than $200,000 in the aggregate in any calendar year.

The Compensation Committee will adjust the number of shares and share limits described above, the number of shares subject to outstanding option awards and the exercise price of any such option award in the case of a dividend or other distribution, stock split, reverse stock split, merger or other similar corporate transaction or event that affects shares of our Common Stock, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Plans.

Counting Shares

Under the terms of the Plans, if an option entitles the holder to receive or purchase shares of our Common Stock, the shares covered by such award or to which the award relates will be counted against the aggregate number of shares available for awards. Awards that do not entitle the holder to receive or purchase shares will not be counted against the aggregate number of shares available for awards under the Plans.

If shares covered by an award are not purchased or are forfeited or are reacquired by us (including any shares withheld by us or tendered to satisfy any tax withholding obligation or if an award otherwise terminates or is cancelled without delivery of any shares), then the number of shares counted against the aggregate number of shares available under the Plans with respect to such award, to the extent of any such forfeiture, reacquisition by us, termination or cancellation, will again be available for future awards under the Plans. Notwithstanding the above, any shares that would have been issued but for the fact the exercise price was paid by a “net exercise”, shares withheld as payment of the exercise price of an award or in satisfaction of tax obligations relating to an option, and shares repurchased by us using option exercise proceeds, will not be available again for granting awards under the 2016 Incentive Plan.

Eligible Participants

Any employee, officer, non-employee director or consultant or independent contractor providing services to us or any of our affiliates, any such person to whom an offer of employment or engagement with the Company or an affiliate is extended, is eligible to receive an award under the Plans. Subject to the terms of the Plans, the Compensation Committee will have full authority to designate which eligible persons will be granted an award. As of October13, 2017, the record date for our 2017 annual meeting of stockholders, approximately 48 officers and other employees and 4 non-employee directors would have been eligible to be selected by the Compensation Committee to receive awards under the Plans. In fiscal 2016, we granted awards to approximately 47 officers and other employees and had granted awards to two non-employee directors, which were cancelled during fiscal 2016.

Types of Awards and Terms and Conditions

The Plans permit the granting of exclusively non-qualified stock options. Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the Plans or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Compensation Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our Common Stock, other securities (but excluding promissory notes), other awards or other property, or any combination of these in a single payment, installments or on a deferred basis.

The exercise price per share under any stock option may not be less than the fair market value of our common stock on the date of grant of such option, except if such option is granted in substitution for an option previously granted by an entity that is acquired by or merged with us or one of our affiliates. The grant price of any stock appreciation right may not be less than the fair market value of our common stock on the date of grant of such stock appreciation right, except if such stock appreciation right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with us or one of our affiliates. Determinations of fair market value under the Plans will be made in accordance with methods and procedures established by the Compensation Committee. The fair market value of a share of our Common Stock as of a given date will be the closing price per share of the Common Stock on any established stock exchange on which the shares are listed, or if no shares were traded on such date, on the next preceding date on which there was a sale of shares of our Common Stock. Awards will be adjusted by the Compensation Committee in the case of a dividend (other than a regular cash dividend) or other distribution, recapitalization, stock split, reverse stock split, merger or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Plans.

The Compensation Committee may provide for the acceleration of the exercisability of any award or the lapse of any restrictions relating to any award, except that no award agreement may contain a definition of change in control that has the effect of accelerating the exercisability of any award or the lapse of any restrictions relating to any award upon the announcement or stockholder approval (rather than consummation) of any reorganization, merger or consolidation of the Company, or sale or other disposition of all or substantially all of our assets.

Stock Options. The holder of an option will be entitled to purchase a number of shares of our Common Stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable, at the discretion of the Compensation Committee, in cash, shares of our Common Stock, other securities, other awards or other property having a fair market value on the exercise date equal to the exercise price, but never a promissory note. The Compensation Committee may also permit an option to be exercised by delivering to the participant a number of shares of our common stock having an aggregate fair market value equal to the excess, if positive, of the fair market value of the shares underlying the option being exercised, on the date of exercise, over the exercise price of the option for such shares (being referred to as a “net exercise”). Stock options vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee. All stock options granted under the Plans are non-qualified stock options for federal income tax purposes.

Amendment and Termination

The 2015 Plan will terminate on February 23, 2020 and the 2016 Plan will terminate on October 31, 2021, unless earlier terminated by the Board. No awards may be made after the termination dates. Unless otherwise expressly provided in an applicable option agreement, any award granted under the Plans prior to expiration may extend beyond the expiration of the relevant Plan through the award’s normal expiration date.

The Board may amend, alter, suspend, discontinue or terminate the Plans at any time, although stockholder approval must be obtained for any amendment to the Plans that would (1) require stockholder approval under the rules of the SEC or any securities exchange applicable to the Company, (2) increase the number of shares of our Common Stock available under the Plans, (3) increase the number of shares or value of the Plans, (4) permit repricing of options, (5) permit awards of options at a price less than fair market value on the date of grant, or (6) increase the maximum term permitted for options under the Plans.

Certain Corporate Events

In the event of certain corporate transactions or events involving us, including any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of our common stock or other securities, or if we enter into a written agreement to undergo such a transaction or event, the Compensation Committee or our Board will have the authority, with respect to any awards under the Plans and subject to the terms of the Plans, to either (i) terminate such awards, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the award or realization of the participant’s rights (or if no amount would be realized upon exercise, terminate the award without any payment), or replace such awards with other rights or property selected by the Compensation Committee or the Board, (ii) provide that such awards will be assumed by the successor or survivor corporation, or a parent or subsidiary of the successor or surviving corporation, or substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (iii) accelerate such awards, or (iv) provide that such awards cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of such event.

Transferability of Awards

Except as otherwise provided by the Compensation Committee in its discretion and subject to additional terms and conditions as it determines, no awards and no right under any under the Plans, and no rights under any such award, may be transferred (other than by will or by the laws of descent and distribution) or pledged, alienated, attached or otherwise encumbered. The Compensation Committee may establish procedures to designate a beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award in the event of a participant’s death.

Federal Income Tax Consequences

Grant of Options. The grant of a stock option is not expected to result in any taxable income for the recipient.

Exercise of Non-Qualified Stock. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. Upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any shares of our Common Stock received are taxable to the recipient as ordinary income and generally are deductible by us.

The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option will depend on how long the shares have been held. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under a non-qualified stock option.

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Plans. However, the Company does not expect stock options granted under the Plans will be treated as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, meaning that the Company may not be able to deduct the value of proceeds paid to certain key employees to the extent that such proceeds along with all other compensation to any such employee that is likewise not treated as “qualified performance-based compensation” exceeds $1,000,000 within the calendar year.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the Plans contingent upon stockholder approval. In addition, the Compensation Committee, in its sole discretion, will determine the number and types of awards that will be granted under the Plans prospectively. Accordingly, it is not possible to determine the benefits that will be received by eligible participants if the Plans are approved by our stockholders. The closing price of a share of our Common Stock as reported on October 13, 2017, the record date for our 2017 annual meeting of stockholders, was $[●].

Vote Required

Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

Proxies received in response to this solicitation will be voted “FOR” the approval of the ratification unless otherwise specified in the proxy. In the event of a negative vote on such ratification, the Compensation Committee of the Board of Directors will reconsider the continued use of the plans above.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the 2015 Non-Qualified Stock Option Plan and the 2016 Non-Qualified Stock Option Plan, as amended.

The Board of Directors recommends that you vote FOR the proposed ratification of the Plans.

PROPOSAL 6

REVERSE STOCK SPLIT

Introduction

In order to increase our stock price in order to potentially register our securities for trading on either the NYSE or Nasdaq, our Board has unanimously determined that it is in the best interests of the Company and our stockholders to amend Article V of the Certificate of Incorporation (such amendment as shown in Exhibit D) to effect the Reverse Stock Split of our issued and outstanding shares of Common Stock at a ratio between 2-to-1 and 5-to-1 and effective upon a date on or prior to September 30, 2018, such ratio and effective date to be determined by the Board. The Board also recommended the Reverse Stock Split, in part, because the Board and management of the Company believe that the Company can improve the marketability and liquidity of its Common Stock, especially with institutional investors, if the share price of the Common Stock is increased to a range closer to $4.00 per share.

Amendment to the Certificate of Incorporation

The following paragraph will be added to Article V of the Certificate of Incorporation:

“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Company, every [●] shares of the Company’s issued and outstanding Common Stock, par value $0.001 per share, shall, automatically and without any further action on the part of the Company or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Company’s Common Stock, par value $0.001 per share (the “Reverse Stock Split”).

Dilutive Effect

Following the effective time of the Reverse Stock Split, there will be an increase in the number of authorized but unissued shares of our Common Stock. Additional shares of Common Stock, if issued, will have a dilutive effect upon the percentage of equity of the Company owned by our present stockholders. Each share of Common Stock will continue to entitle its owner to one vote.

When issued, the additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. However, the issuance of such additional shares of Common Stock may be disadvantageous to current stockholders as (i) additional issuances would likely reduce per share dividends, if any, (ii) if such additional shares are issued at prices below what current stockholders’ paid for their shares, additional issuances may dilute the value of current stockholders’ shares and/or (iii) by reducing the percentage of equity of the Company owned by present stockholders, additional issuances would reduce such present stockholders’ ability to influence the election of directors or any other action taken by the holders of Common Stock and (iv) issuance of a material number of shares of Common Stock could create downward pressure on the per share price of the Common Stock, thereby diminishing the value of the stockholder’s shares of Common Stock.

Material Effects of the Proposed Reverse Stock Split

Upon the effectiveness of the amendment to our Certificate of Incorporation effecting the Reverse Stock Split, the outstanding shares of our Common Stock will be combined into a lesser number of shares such that one share of our Common Stock will be issued for a specified number of shares, which number shall be equal to or greater than 2 and equal to or less than 5, of outstanding shares of our Common Stock, with the exact number within such range to be determined by the Board prior to the effective time of such amendment. In connection with the Reverse Stock Split, any fractional shares that would otherwise be issued as a result of the Reverse Stock Split will be rounded up to the nearest whole share.

Even if stockholder approval of the Reverse Stock Split is obtained, the Board may abandon the Reverse Stock Split in its sole discretion if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. The Reverse Stock Split will not change the number of authorized shares of our Common Stock. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect the proportionate voting power of any holder of Common Stock (subject to the treatment of fractional shares).

Based on our 53,728,640 shares of Common Stock outstanding as of [●], 2017, the principal effect of the Reverse Stock Split will be that the number of shares of our Common Stock issued and outstanding will be reduced from 53,728,640 shares as of [●] , 2017 to a range of 26,864,320 (if a 1-for-2 ratio is chosen) to 10,745,728 shares (if a 1-for-5 ratio is chosen), depending on the exact exchange ratio chosen by the Board and without giving effect to any rounding up of fractional shares.

In determining which ratio to implement, if any, following receipt of stockholder approval, our Board may consider, among other things, various factors such as:

•	the historical trading price and trading volume of our Common Stock;
•	the then prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock;
•	which ratio would result in the least administrative cost to us; and
•	prevailing general market and economic conditions.

The principal effects of the Reverse Stock Split will be as follows:

•	each 2 to 5 shares of Common Stock, inclusive, as determined in the sole discretion of our Board, will be combined into one new share of Common Stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;
•	the number of shares of Common Stock issued and outstanding will be reduced accordingly;
•	proportionate adjustments will be made to the per share exercise prices and/or the number of shares of Common Stock issuable upon exercise or conversion of options, warrants, and any other convertible or exchangeable securities, entitling the holders to purchase, exchange for, or convert into, shares of Common Stock, which will result in approximately the same aggregate price being required to be paid for such securities upon exercise or conversion as had been payable immediately preceding the Reverse Stock Split;
•	the Company will have available shares to conduct future equity financings;
•	the number of shares reserved for issuance or under the securities described immediately above will be reduced proportionately; and
•	the number of shares of Common Stock available for future issuance will increase accordingly.

Possible Anti-Takeover Implications of the Reverse Stock Split

The issuance in the future of additional shares of our Common Stock made available by the Reverse Stock Split may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of Common Stock. In addition, an increase in the number of authorized but unissued shares of our Common Stock due to the Reverse Stock Split may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control us. Further, the ability to issue our shares of Common Stock at a lower price may afford the Company added flexibility to deter a potential takeover of the Company by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires at a very low par value. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of Common Stock compared to the then-existing market price. The Reverse Stock Split is not being recommended by our Board as part of an anti-takeover strategy.

Reservation of Right to Delay the Filing of, or Abandon, the Reverse Stock Split

If stockholder approval is obtained to effect the Reserve Stock Split, the Board expects to select an appropriate ratio and will implement the Reverse Stock Split on or before September 30, 2018. However, the Board reserves the authority to decide, in its sole discretion, to delay or abandon the Reverse Stock Split after such vote and before the effectiveness of the Reverse Stock Split if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

Effective Time

The proposed Reverse Stock Split would become effective as of 12:01 a.m., Eastern Time on the date specified in the amendment to the Certificate of Incorporation effecting the Reverse Stock Split as filed with the office of the Secretary of State of Delaware or such other time on that date as the Board may determine (the “Effective Time”). Except as explained above with respect to fractional shares, at the Effective Time, shares of our Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of our stockholders, into one share of our Common Stock in accordance with the ratio of between 1 for 2 and 1 for 5.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Procedures for effecting the Reverse Stock Split and Exchange of Stock Certificates

If the Company’s stockholders approve the Reverse Stock Split and the Board determines that it is in the Company’s best interest to effect the Reverse Stock Split, the Reverse Stock Split would become effective at such time as the amendment to the Certificate of Incorporation, the form of which is attached as Exhibit D to this Proxy Statement, is filed with the Secretary of State of Delaware or such time and date as stated therein when filed.

As soon as practicable after the effective date of the Reverse Stock Split, the Company will notify its stockholders that the Reverse Stock Split has been implemented. VStock Transfer, the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares of our Common Stock will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares of our Common Stock in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to the holders of the Company’s Common Stock. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split. Beginn4ing on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Effect on Registered and Beneficial Holders of Common Stock

Upon the effectiveness of the Reverse Stock Split, shares of our Common Stock held by stockholders that hold their shares through a broker or other nominee will be treated in the same manner as shares held by registered stockholders that hold their shares in their names. Brokers and other nominees that hold shares of our Common Stock will be instructed to effect the Reverse Stock Split for the beneficial owners of such shares. However, those brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split. Stockholders whose shares of our Common Stock are held in the name of a broker or other nominee are encouraged to contact their broker or other nominee with any questions regarding the procedure of implementing the Reverse Stock Split with respect to their shares.

Effect on Registered “Book-Entry” Holders of Our Common Stock

Registered holders of shares of our Common Stock may hold some or all of their shares electronically in book-entry form under the direct registration system for the securities. Those stockholders will not have stock certificates evidencing their ownership of shares of our Common Stock, but generally have a statement reflecting the number of shares registered in their accounts. Stockholders that hold registered shares of our Common Stock in book-entry form do not need to take any action to receive post-Reverse Stock Split shares. Any such stockholder that is entitled to post-Reverse Stock Split shares will automatically receive, at the stockholder’s address of record, a transaction statement indicating the number of post-Reverse Stock Split shares held following the implementation of the Reverse Stock Split.

Dissenters’ Rights

Our stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to the Certificate of Incorporation in connection with the Reverse Stock Split.

No Effect on Authorized Preferred Stock

Pursuant to our Certificate of Incorporation, our capital stock consists of a total of 220,000,000 authorized shares, of which 200,000,000 shares, par value $0.001 per share, are designated as Common Stock and 20,000,000 shares, par value $0.001 per share, are designated as preferred stock. The proposed Reverse Stock Split would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with our Certificate of Incorporation and the requirements of the Delaware General Corporation Law (the “DGCL”). We cannot assure you that any dividends will be paid in the future on the shares of Common Stock. Any declaration and payment of future dividends to holders of our Common Stock will be at the discretion of our Board and will depend on many factors, including our financial condition, earnings, capital requirements, level of indebtedness, statutory future prospects and contractual restrictions applicable to the payment of dividends, and other considerations that our Board deems relevant.

Accounting Matters

The Reverse Stock Split will change the number of shares of Common Stock issued and outstanding. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to the shares of our Common Stock on our balance sheet will be reduced proportionately based on the ratio chosen by the Board for the Reverse Stock Split to reflect the new number of shares outstanding, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated because there will be fewer shares of Common Stock outstanding.

Effect on Our Options and Warrants

If the Reverse Stock Split is effected, the number of shares of Common Stock issuable upon exercise of stock options (including shares reserved for issuance under the Company’s stock plans) and warrants will be proportionately adjusted by the applicable administrator, using the same ratio as the Reverse Stock Split, rounded up to the nearest whole share. In connection with the Reverse Stock Split, the Board or the applicable administrator will implement only applicable technical, conforming changes to the securities, including ratably reducing the authorized shares of Common Stock available for awards under the Company’s stock plans. In addition, the exercise price for each outstanding stock option and warrant would be increased in inverse proportion to the split ratio such that upon an exercise, the aggregate exercise price payable by the optionee or warrant holder to the Company for the shares subject to the option or warrant would remain approximately and proportionally the same as the aggregate exercise price prior to the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or any other of our securities.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. Except where noted, this summary deals only with our Common Stock that is held as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This summary is based upon provisions of the Code, and United States Treasury Department regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income tax consequences different from those summarized below.

This summary does not address all aspects of United States federal income taxes that may be applicable to holders of Common Stock and does not deal with non-U.S., state, local or other tax considerations that may be relevant to stockholders in light of their particular circumstances. In addition, it does not represent a detailed description of the United States federal income tax consequences applicable to you if you are subject to special treatment under United States federal income tax laws (including if you are a dealer in securities or currencies; a financial institution; a regulated investment company; a real estate investment trust; an insurance company; a tax-exempt organization; a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle; a trader in securities that has elected the mark-to-market method of accounting for your securities; a person liable for alternative minimum tax; a person who owns or is deemed to own 10% or more of our voting stock; a partnership or other pass-through entity for United States federal income tax purposes; a person whose “functional currency” is not the United States dollar; a United States expatriate; a “controlled foreign corporation”; or a “passive foreign investment company”).

We cannot assure you that a change in law will not alter significantly the tax considerations that we describe in this summary. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the Reverse Stock Split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds our Common Stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our Common Stock, you should consult your own tax advisors.

We believe that the Reverse Stock Split, if implemented, would qualify as a “tax-free recapitalization” under Section 368(a) of the Code. If the Reverse Stock Split qualifies as a tax-free recapitalization under Section 368(a) of the Code, then, generally, for United States federal income tax purposes, no gain or loss will be recognized by the Company in connection with the Reverse Stock Split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split Common Stock for shares of post-split Common Stock. The post-split Common Stock in the hands of a stockholder following the Reverse Stock Split will have an 4aggregate tax basis equal to the aggregate tax basis of the pre-split Common Stock held by that stockholder immediately prior to the Reverse Stock Split. A stockholder’s holding period for the post-split Common Stock generally will be the same as the holding period for the pre-split Common Stock exchanged therefor.

Alternative characterizations of the Reverse Stock Split are possible. For example, while the Reverse Stock Split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding the characterization of the Reverse Stock Split for United States federal income tax purposes.

Certain Risks Associated with the Reverse Stock Split

The Board believes that the Reverse Stock Split will increase the price level of our shares of Common Stock. There are a number of risks associated with the Reverse Stock Split, including as follow:

•	The Board cannot predict the effect of the Reverse Stock Split upon the market price for our shares of Common Stock, and the history of similar reverse stock splits for companies in like circumstances has varied. The Company had experienced a decline in its market price in its last reverse stock splits and may likely experience a similar decline in market price in relation to this Reverse Stock Split as well.
•	The Reverse Stock Split will dramatically reduce the number of issued and outstanding shares of Common Stock relative to the number of authorized shares of Common Stock, currently 200,000,000. A large amount of available shares of Common Stock could have adverse consequences.
•	The market price per share of Common Stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split. If the market price of our shares of Common Stock declines after the Reverse Stock Split, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.
•	The market price of our shares of Common Stock may also be affected by the Company’s performance and other factors, the effect of which the Board cannot predict.

•	Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.
•	The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.
•	In the future, the market price of the shares of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price of the shares of our Common Stock prior to the Reverse Stock Split.
•	If the Reverse Stock Split is effected and the market price of the shares of our Common Stock then declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. Additionally, the liquidity of the shares of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the implementation of the Reverse Stock Split.
•	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Vote Required

The affirmative vote of the holders of a majority of the outstanding voting shares (shares of our Common Stock) is required to amend the Certificate of Incorporation to effect the Reverse Stock Split. Failures to vote, broker non-votes and abstentions will be the equivalent of a vote against this proposal.

The Board of Directors recommends that you vote FOR the amendment of the Certificate of Incorporation to Effect the Reverse Stock Split

PROPOSAL 7

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with Item 402 of Regulation S-K. We refer to this advisory vote as the “say-on-pay” vote. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices of our company described in this Proxy Statement. The vote is required under Section 14A of the Securities Exchange Act of 1934, as amended. If stockholders do not approve the compensation structure, the compensation committee of the Company’s board of directors will reexamine executive compensation.

Consistent with this right to give an advisory “say-on-pay” vote, we are asking stockholders to indicate their support at the Annual Meeting for the compensation of our named executive officers as described in this Proxy Statement by casting an advisory vote “FOR” the following resolution:

“RESOLVED, that the stockholders approve the compensation of the “named executive officers” of AntriaBio, Inc., as disclosed in the section entitled “Executive Compensation” in the Proxy Statement for such company’s 2017 annual meeting of stockholders pursuant to the SEC’s compensation disclosure rules.”

The compensation of our named executive officers is disclosed in the section entitled “Executive Compensation” below, including the tabular and narrative disclosures set forth in such section.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our named executive officers as described herein. Because the vote is advisory, it will not be binding on the Company, our Board of Directors or the Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Failures to vote, broker non-votes and abstentions will be the equivalent of a vote against this proposal.

The Board recommends that you vote FOR the proposal to approve the compensation of our named executive officers, as described in this Proxy Statement.

PROPOSAL 8

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed in accordance with the SEC’s compensation disclosure rules, such as Proposal Four. In particular, we are asking whether the advisory vote should occur every three years, every two years, or every year.

The optimal frequency of the advisory vote on executive compensation depends on a balancing of the benefits and burdens of more or less frequent votes. Some observers (not of our company in particular, but of the general requirement under the Dodd-Frank Act to obtain an advisory say-on-pay vote) have expressed a belief that less frequent votes are appropriate as they enable stockholders to focus on a company’s overall compensation program design, as opposed to short-term decisions, and provide sufficient time to evaluate how a company’s compensation programs drive longer-term performance and the creation of longer-term stockholder value. Many also believe that a less frequent voting cycle will give companies sufficient time to respond thoughtfully to stockholder views and to implement any necessary changes to executive compensation programs and allow stockholders to evaluate the results of these changes before the next stockholder advisory vote.

On the other hand, other observers believe more frequent stockholder votes are better since they provide stockholders with the opportunity to react promptly to emerging trends in compensation and to provide rapid feedback to companies with respect to their views on the effectiveness and appropriateness of their executive compensation programs. According to this view, more frequent feedback would provide our Board of Directors and Compensation Committee with the opportunity to evaluate individual compensation decisions each year in light of the stockholder feedback and to better incorporate current stockholder views into companies’ compensation programs.

At this time, our Board of Directors believes that the most appropriate outcome at this time is to have a stockholder advisory vote on compensation every three years, to best enable stockholders to evaluate the effect of our compensation on company performance and stockholder value.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote on this proposal.

Vote Required

The option of three years, two years, or one year that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation selected by stockholders. As with your vote on Proposal 7, your vote on this Proposal 8 is advisory, and therefore not binding on the Company, the Compensation Committee, or our Board of Directors, and the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. The vote is required under Section 14A of the Securities Exchange Act of 1934, as amended. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and we will take our stockholders’ preferences into account in making determinations regarding the frequency of the say-on-pay vote. Failures to vote, broker non-votes and abstentions will be the equivalent of a vote against this proposal.

The Board of Directors recommends that stockholders vote for a frequency of “THREE YEARS” for future advisory stockholders votes on executive compensation.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table sets forth certain information with respect to our current directors, executive officers and key employees. See Proposal One related to the appointment of Directors. The ages of the directors, executive officer and key employees are shown as of October 13, 2017.

Name	Position	Age
Nevan C. Elam	Chief Executive Officer and Chairman of the Board	49 (1)
Hoyoung Huh, Ph.D.	Director, Chairman of the Scientific Advisory Board and Head of Global Strategy	47 (2)
Barry Sherman, M.D	Director	76 (3)
David F. Welch, Ph.D.	Director	56 (4)
Samir Patel, M.D.	Director	47 (5)
Tae Hoon Kim	Director	35 (5)
Sankaram Mantripragada, Ph.D.	Chief Scientific Officer	57 (6)
Morgan Fields	Chief Accounting Officer	37 (7)

(1)	Effective January 31, 2013, Nevan C. Elam was appointed as Chief Executive Officer and as a member of the Board for AntriaBio. Effective December 31, 2013, Nevan Elam was appointed as Chairman of the Board.
(2)	Effective January 31, 2013, Hoyoung Huh was appointed as a member of the Board of AntriaBio. Effective January 1, 2015, Dr. Huh was appointed as the Chairman of the Scientific Advisory Board and Business Development.
(3)	Effective July 18, 2014, Barry Sherman, M.D. was appointed as a member of the Board of AntriaBio.
(4)	Effective July 24, 2015, David Welch was appointed as a member of the Board of AntriaBio.
(5)	Effective March 17, 2017, Samir Patel and Tae Hoon Kim were appointed as members of the Board of AntriaBio.
(6)	Effective January 31, 2013, Sankaram Mantripragada was appointed as Chief Scientific Officer for AntriaBio.
(7)	Effective July 18, 2014, Morgan Fields was appointed as Chief Accounting Officer for AntriaBio.

The biographical information for the Directors are set forth above in Proposal One. Set forth below is biographical information with respect to each of the executives not listed in Proposal One.

Sankaram Mantripragada, Ph.D. Dr. Mantripragada serves as our Chief Scientific Officer. Prior to his service with our Company, Dr. Mantripragada served as the Chief Scientific Officer of Antria Delaware. Prior to his service with Antria Delaware, Dr. Mantripragada served as VP of Research and Development of PR Pharmaceuticals from June 2005 until October 2009. From October 2004 until June 2005, Dr. Mantripragada was an advisor to companies specializing in diabetes, cell-based therapies and cardiovascular diseases. Dr. Mantripragada served as Director, Research and Development of Guidant Corporation, now part of Abbott Vascular, from September 2003 until October 2004. Prior to that, he served as Director, Research and Development and Vice President, Scientific Development of SkyePharma from September 1992 until September 2003. Prior to that, he was an Assistant Professor of Biochemistry at the University of Virginia, School of Medicine from January 1989 until September 1994. Dr. Mantripragada obtained his Ph.D. in Molecular Biophysics from the Indian Institute of Science and completed a postdoctoral research program at the Max Planck Institute for Biophysical Chemistry in Germany.

Morgan Fields. Ms. Fields serves as our Chief Accounting Officer. Ms. Fields, has served as the Controller of Antria Delaware since October 2012. Prior to joining AntriaBio, Ms. Fields was an Assurance Director with McGladrey LLP and had been with McGladrey LLP since 2003. Ms. Fields received her Bachelor's degree in accounting as well as her Masters in Accounting from the University of Northern Iowa.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Arrangements or Understandings with Directors

There are no agreements or understandings pursuant to which any of the directors was or is to be elected to serve as a director or nominee.

Further, none of our directors have agreements or arrangements with any person or entity, other than the Company, relating to compensation or other payments in connection with such director’s service to the Company.

Legal Proceedings

On March 31, 2017, Alpha Venture Capital Partners, L.P., a stockholder, filed a derivative complaint against all of the then current members of our board of directors and certain executive officers, as defendants, and the Company, as nominal defendant, in the Court of Chancery of the State of Delaware (the “Chancery Court”). Through the complaint, the plaintiff asserted, on behalf of the Company, actions for breach of fiduciary duties in connection with prior determinations of our board of directors relating to options granted under the Company’s 2016 Non Qualified Stock Option Plan (the “2016 Plan”) and certain corporate governance deficiencies. The plaintiff sought relief including disgorgement of stock options issued under the 2016 Plan, reformation of the 2016 Plan to reduce the number of options issuable under the 2016 Plan, certain corporate governance changes, an award of unspecified damages and an award for attorneys’ fees and other costs.

On May 2, 2017, the parties to the litigation agreed to a settlement agreement (the “Settlement”) regarding the litigation and submitted the terms of the settlement to the Chancery Court for its approval. We agreed to among other things (i) cancel certain options granted to certain members of the board of directors and our executive officers, (ii) reduce the number of options issuable under the 2016 plan, (iii) include an amendment to the Company’s Bylaws at the Company’s next annual meeting and (iv) implement certain corporate governance changes. The proposed settlement was conditioned upon, among other things, approval by the Chancery Court. We believed the claims asserted in the action are without merit but we entered into the settlement to avoid the costs, risks and uncertainties inherent in litigation. The Chancery Court approved the settlement in all respects on June 28, 2017.

In September 2017, the Company settled with the plaintiff’s lawyer to pay certain legal expenses related to the Settlement (“Fee Settlement”). The Company will pay $125,000 at the time the Fee Settlement is approved by the Chancery Court and an additional $125,000 at the earlier of (1) the Company uplisting to NASDAQ or (2) April 30, 2018. The Company is still waiting for the Chancery Court to approve the Fee Settlement.

Code of Ethics

We have adopted a code of business conduct and ethics that is applicable to all of our employees, officers and directors. The code is available on our web site, www.antriabio.com, under the “Investor Relations” tab. We intend to disclose future amendments to, or waivers from, certain provisions of our code of ethics, if any, on the above website within four business days following the date of such amendment or waiver.

Committees of the Board of Directors

During our fiscal year ended June 30, 2017, twelve meetings of the Board of Directors were held. All members of the Board of Directors attended 100% of these meetings.

Because the Company is not listed on any securities exchange, it is not subject to any listing requirements mandating the establishment of any particular committees. As a result, during our fiscal year ended June 30, 2017, the Board of Directors had no standing committees. All functions of a Nominating and Governance Committee, Audit Committee and Compensation Committee were performed by our Board of Directors as a whole. During such period, with respect to functions customarily performed by independent members of such committees, our non-independent directors did not participate in such functions.

On August 21, 2017, the Board of Directors established three committees, the Compensation Committee, the Audit Committee and the Nominating and Governance Committee.

Compensation Committee

Due to the size and structure of the Company and its Board of Directors, the Board has not historically had a standing Compensation Committee. The functions that would be performed by the Compensation Committee have been performed by the entire Board of Directors. The Compensation Committee was created on August 21, 2017. Prior to creation of the Compensation Committee, with respect to functions customarily performed by independent members of a compensation committee, our non-independent directors did not participate in such functions.

The Compensation Committee currently consists of four members, including Messrs. Patel, Welch, Kim and Sherman. Each of the current members of the Compensation Committee is a non-employee director, and notwithstanding that the Company is a “controlled company” within the meaning of the Nasdaq Listing Rules, each member is independent as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Compensation Committee is responsible for establishing and administering the Company’s compensation arrangements for all executive officers.

The Compensation Committee meets no less frequently than annually (and more frequently as circumstances dictate) to discuss and determine executive officer and director compensation. The Compensation Committee does not generally retain the services of any compensation consultants. However, from time to time it utilizes compensation data from companies that the Compensation Committee deems to be competitive with the Company in connection with its annual review of executive compensation. The Compensation Committee has the power to form and delegate authority to subcommittees when appropriate, provided that such subcommittees are composed entirely of directors who would qualify for membership on the Compensation Committee pursuant to applicable Nasdaq Listing Rules.

No additional compensation is paid to directors for participation on the Compensation Committee. The Compensation Committee operates under a written charter, which was adopted on August 21, 2017 and is available on the Company’s website.

Audit Committee

Due to the size and structure of the Company and its Board of Directors, the Board has not historically had a standing Audit Committee. The functions that would be performed by the Audit Committee have been performed by the entire Board of Directors. The Audit Committee was created on August 21, 2017. Prior to creation of the Audit Committee, with respect to functions customarily performed by independent members of an audit committee, our non-independent directors did not participate in such functions.

The Audit Committee currently consists of Messrs. Welch and Kim. The Audit Committee has been established in accordance with the rules and regulations of the SEC and each of the current members of the Audit Committee is an “independent director” as defined in Rule 5605(c)(2) of the Nasdaq Listing Rules. In addition, the Board has determined that Messrs. Welch and Kim qualify as “audit committee financial experts” as such term is used in the rules and regulations of the SEC.”

The Audit Committee meets periodically with the Company’s independent registered public accountants and reviews the Company’s accounting policies and internal controls. It also reviews the scope and adequacy of the independent registered public accountants’ examination of the Company’s annual financial statements. In addition, the Audit Committee selects the firm of independent registered public accountants to be retained by the Company, subject to stockholder approval, pre-approves services rendered by its independent registered public accountants and pre-approves all related-party transactions.

The Audit Committee operates under an Audit Committee Charter, which was approved on August 21, 2017 and is available on the Company’s website.

REPORT OF THE BOARD OF DIRECTORS

The Board of Directors of AntriaBio has reviewed and discussed AntriaBio’s audited financial statements for fiscal years ended June 30, 2017 and June 30, 2016 with AntriaBio’s management.

The Board of Directors has discussed with AntriaBio’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. l, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Board of Directors received the written disclosures and the letter from the Company’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent accountant its independence from the Company and its management.

Based on such review and discussions, the Board of Directors approved the audited financial statements that are included in the Company’s Annual Report on Form 10-K for the above year ended June 30, 2017 for filing with the SEC.

Respectfully submitted,

Nevan Elam, Chairman, CEO and Director

Hoyoung Huh, Director

Barry Sherman, Director

David Welch, Director

Samir Patel, Director

Tae Hoon Kim, Director

Nominating and Governance Committee

Due to the size and structure of the Company and its Board of Directors, the Board has not historically had a standing Nominating and Governance Committee. The functions that would be performed by the Nominating and Governance Committee have been performed by the entire Board of Directors. The Nominating and Governance Committee was created on August 21, 2017. Prior to creation of the Nominating and Governance Committee, with respect to functions customarily performed by independent members of a nominating and governance committee, our non-independent directors did not participate in such functions.

The Nominating and Governance Committee currently consists of Messrs. Sherman and Patel. The Nominating and Governance Committee has been established in accordance with the rules and regulations of the SEC and each of the current members of the Nominating and Governance Committee is an “independent director” as defined in Rule 5605(c)(2) of the Nasdaq Listing Rules.

Stockholders who wish to recommend nominees for consideration by the Board of Directors or Nominating and Governance Committee must submit their nominations in writing to the Company’s Chairman. Submissions must include sufficient biographical information concerning the recommended individual for the Board of Directors or Nominating and Governance Committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors or Nominating and Governance Committee and to serve if elected by stockholders. The Board of Directors or Nominating and Governance Committee may consider such stockholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the stockholders at each Annual Meeting.

The Nominating and Governance Committee operates under a Nominating and Governance Committee Charter, which was approved on August 21, 2017 and available on the Company’s website.

The Board of Directors and the Nominating and Corporate Governance Committee do not have a specific diversity policy, but consider diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Scientific Advisory Board

The Company has established a Scientific Advisory Board. Dr. Huh serves as the Chairman of the Scientific Advisory Board. The other members of the board are Fredrick B. Kraemer, M.D., Philip Home, M.A., D.Phil., D.M., F.R.C.P., Jerrold Olefsky, M.D., Andrew R. Hoffman, M.D., and C. Ronald Kahn, M.D.

Communications with the Board

Stockholders may communicate with the Board or any of the directors by sending written communications addressed to the Board of Directors generally, or to any director(s), to AntriaBio, Inc., 1450 Infinite Drive, Louisville, Colorado 80027, Attention: Corporate Secretary. All communications are compiled by the Corporate Secretary and forwarded to the Board or the individual director(s) accordingly.

Board Leadership Structure

AntriaBio does not have a formal policy regarding the separation of its Chairman and CEO (principal executive officer) positions. Our Board is responsible for the control and direction of the Company. The Board represents the Company’s stockholders, and its primary purpose is to build long-term stockholder value. Mr. Elam serves as Chairman of the Board and Chief Executive Officer of the Company. The Board believes that Mr. Elam is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In this combined role, Mr. Elam is able to foster clear accountability and effective decision making. The Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management and provides a clear roadmap for stockholder communications. Further, as the individual with primary responsibility for managing day-to-day operations, Mr. Elam is best positioned to chair regular Board meetings and ensure that key business issues and risks are brought to the attention of our Board and committees. We therefore believe that the creation of a lead independent director position is not necessary at this time.

Board’s Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the period from July 1, 2016 to June 30, 2017, all filing requirements applicable to its officers, directors and ten percent beneficial owners were complied with other than the Form 3 filings for Samir Patel, Tae Hoon Kim and pH Pharma that should have been filed.

Non-Employee Director Compensation

In consideration for their service on the Board, Antria compensates its non-employee directors with an annual fee as well as in the form of options for each year for their continued service. Antria also reimburses its directors for reasonable out of pocket expenses incurred in attending our board meetings and in carrying out their board duties. During the fiscal year ended June 30, 2017, Dr. Sherman was paid $25,000 in director fees. During the fiscal year ended June 30, 2016, Dr. Sherman was paid $25,000 in director fees.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the particulars of compensation paid to our current executive officers during the years ending June 30, 2017 and 2016.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Option Award ($) (f)	All Other Compensation ($) (i)	Total ($) (j)
Current Named Executive Officers

Nevan Elam (1)	2017	450,000	135,000	1,930,407	18,641	2,534,048
Chief Executive Officer	2016	450,000	135,000	1,748,219	18,422	2,351,641

Sankaram Mantripragada (2)	2017	350,000	78,750	611,344	30,138	1,070,232
Chief Scientific Officer	2016	350,000	78,750	650,719	25,360	1,104,829

Hoyoung Huh (3)
Chairman of Scientific Advisory	2017	216,000	-	962,584	18,092	1,196,676
Board and Business Development	2016	216,000	-	544,318	17,929	778,247

Morgan Fields (4)	2017	145,000	27,188	266,383	15,508	454,079
Chief Accounting Officer	2016	145,000	36,250	200,553	13,410	395,213

(1)	Mr. Elam was appointed the Chief Executive Officer of Antria Delaware on June 1, 2012 and was appointed the Chief Executive Officer of AntriaBio on January 31, 2013. Mr. Elam received a base salary of $450,000 effective January 1, 2015. On September 26, 2016, the Board approved a bonus to Mr. Elam of $135,000 related to calendar year 2015. On March 13, 2017, the Board approved a bonus to Mr. Elam of $135,000 related to calendar year 2016 which was paid in September 2017. The other compensation also includes employee benefits that the Company paid. The option award consists of compensation expense related to options granted to Mr. Elam including: 1) options to purchase 583,334 shares of common stock issued January 20, 2013 with an exercise price of $4.50 that were cancelled on May 12, 2017, 2) options to purchase 1,350,000 shares of common stock issued on March 26, 2014 which expire March 26, 2021 with an exercise price of $3.12 and vest monthly over 48 months, 3) options to purchase 1,740,000 shares of common stock issued on February 23, 2015 which expire February 23, 2025 with an exercise price of $2.06 and vest monthly over 48 months, 4) options to purchase 3,500,000 shares of common stock issued on December 28, 2016 which expire October 31, 2026 with an exercise price of $1.20 and vest monthly over 48 months, and 5) options to purchase 3,500,000 shares of common stock issued on December 28, 2016 which were cancelled on May 12, 2017 and had not yet begun to vest.

(2)	Dr. Mantripragada was appointed the Chief Scientific Officer of Antria Delaware on April 1, 2012 and was appointed the Chief Scientific Officer of AntriaBio on January 31, 2013. Dr. Mantripragada is to receive a base salary $350,000 effective January 1, 2015. On September 26, 2016, the Board approved a bonus to Dr. Mantripragada of $78,750 related to calendar year 2015. On March 13, 2017, the Board approved a bonus to Dr. Mantripragada of $78,750 related to calendar year 2016 which was paid in September 2017. The other compensation also includes employee benefits that the Company paid. The option award consists of compensation expense related to options granted to Dr. Mantripragada including: 1) options to purchase 166,667 shares of common stock issued January 20, 2013 with an exercise price of $4.50 that were cancelled on May 12, 2017, 2) options to purchase 500,000 shares of common stock issued on March 26, 2014 which expire March 26, 2021 with an exercise price of $3.12 and vest monthly over 48 months, 3) options to purchase 695,000 shares of common stock issued on February 23, 2015 which expire February 23, 2025 with an exercise price of $2.06 and vest monthly over 48 months, 4) options to purchase 2,000,000 shares of common stock issued on December 28, 2016 which expire October 31, 2026 with an exercise price of $1.20 and vest monthly over 48 months with 1,000,000 of the options not beginning to vest until June 30, 2017 when vesting criteria was reached and 5) options to purchase 3,000,000 shares of common stock issued on December 28, 2016 which were cancelled on May 12, 2017 and had not yet begun to vest.

(3)	Dr. Huh was appointed as an executive officer on January 1, 2015. Dr. Huh is to receive a base salary of $216,000 beginning on January 1, 2015. The other compensation also includes employee benefits that the Company paid for the employee. The option award consists of compensation expense related to options granted to Dr. Huh including: 1) options to purchase 416,667 shares of common stock issued January 20, 2013 with an exercise price of $4.50 that were cancelled on May 12, 2017, 2) options to purchase 350,000 shares of common stock issued on March 26, 2014 which expire March 26, 2021 with an exercise price of $3.12 and vest monthly over 48 months, 3) options to purchase 808,000 shares of common stock issued on February 23, 2015 which expire February 23, 2025 with an exercise price of $2.06 and vest monthly over 48 months, 4) options to purchase 3,500,000 shares of common stock issued on December 28, 2016 which expire October 31, 2026 with an exercise price of $1.20 and vest monthly over 48 months, and 5) options to purchase 3,200,000 shares of common stock issued on December 28, 2016 which were cancelled on May 12, 2017 of which 500,000 were vesting monthly over 48 months and the remaining had not yet begun to vest.

(4)	Ms. Fields was appointed the Chief Accounting Officer on July 18, 2014 with a base salary of $145,000 effective January 1, 2015. On September 26, 2016, the Board approved a bonus to Ms. Fields of $36,250 related to calendar year 2015. On March 13, 2017, the Board approved a bonus to Ms. Fields of $27,188 related to calendar year 2016 which was paid in September 2017. The other compensation also includes employee benefits that the Company paid for the employee. The option award consists of compensation expense related to options granted to Mr. Elam including: 1) options to purchase 4,167 shares of common stock issued June 4, 2013 with an exercise price of $4.50 that expire June 4, 2018 and have fully vested, 2) options to purchase 110,000 shares of common stock issued on March 26, 2014 which expire March 26, 2021 with an exercise price of $3.12 and vest monthly over 48 months, 3) options to purchase 25,000 shares of common stock issued on July 18, 2014 which expire July 18, 2021 with an exercise price of 1.84 and vest monthly over 48 months, 4) options to purchase 307,000 shares of common stock issued on February 23, 2015 which expire February 23, 2025 with an exercise price of $2.06 and vest monthly over 48 months, 4) options to purchase 600,000 shares of common stock issued on December 28, 2016 which expire October 31, 2026 with an exercise price of $1.20 and vest monthly over 48 months, and 5) options to purchase 400,000 shares of common stock issued on December 28, 2016 which were cancelled on May 12, 2017 and had not yet begun to vest.

Outstanding Equity Awards

The following table provides a summary of equity awards outstanding for each of the Named Executive Officers and Directors as of June 30, 2017:

Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)

Nevan C. Elam	1,096,875	-	253,125	$3.12	3/26/2021
	1,015,000	-	725,000	$2.06	2/23/2025
	583,333		2,916,667	$1.20	10/31/2026
	2,695,208		3,894,792

Sankaram Mantripragada, Ph.D.	406,250	-	93,750	$3.12	3/26/2021
	405,417	-	289,583	$2.06	2/23/2025
	20,833		979,167	$1.20	10/31/2026
	-		1,000,000	$1.20	10/31/2026
	832,500		2,362,500

Hoyoung Huh, M.D., Ph.D	284,375	-	65,625	$3.12	3/26/2021
	471,333	-	336,667	$2.06	2/23/2025
	583,334		2,916,666	$1.20	10/31/2026
	1,339,042		3,318,958

Morgan Fields	4,167	-	-	$4.50	1/30/2018
	89,375	-	20,625	$3.12	3/26/2021
	18,229	-	6,771	$1.84	7/18/2021
	179,083	-	127,917	$2.06	2/23/2025
	100,000		500,000	$1.20	10/31/2026
	390,854		655,313

Barry Sherman, M.D.	54,688	-	20,312	$1.84	7/18/2021
	109,083	-	77,917	$2.06	2/23/2025
	163,771		98,229

All options granted to officers and directors vest monthly over 48 months beginning when the original vesting criteria is met.

Employment Agreements

Nevan Elam

On June 18, 2012, we entered into an agreement with Nevan Elam to serve as Chief Executive Officer of the Company. Under the terms of this agreement, Mr. Elam was entitled to receive an annual base of $230,000 until he committed full time to the business at which time his salary would increase to $350,000. Mr. Elam was entitled to an annual bonus equal to 40% of his base salary based on criteria set by the Board. Mr. Elam was also eligible for a one-time bonus when the Company raises an aggregate of $5,000,000 in financing. Mr. Elam is also eligible to receive grants of options to purchase shares of common stock as consideration for services rendered.

Mr. Elam will be eligible to participate in all benefit programs available to our executives and employees, including any employee incentive option plan, and medical and dental benefit plans. We will also provide life and disability insurance. Under the terms of the employment agreement, Mr. Elam was entitled to reimbursement for reasonable travel and business expenses and received a monthly automobile allowance. Additionally, at age 65, Mr. Elam was entitled to a pension benefit equal to one-month's salary for each year of employment. The employment agreement requires Mr. Elam to undertake certain confidentiality, non-competition and non-solicitation obligations. If we terminate Mr. Elam’s employment without cause, the Company will pay the base salary severance on a monthly basis to Mr. Elam for a period of six months.

On March 26, 2014, we entered into an amended and restated employment agreement with Mr. Elam,. The amended employment agreement provides, among other things, for: (i) an increase in Mr. Elam’s base salary from $230,000 to $390,000; (ii) a termination of the bonus due to Mr. Elam under the Employment Agreement upon the Company raising at least $5,000,000 in an equity financing; (iii) a termination of the car allowance granted to Mr. Elam under the prior employment agreement; and (iv) the termination of the pension benefit at the age of 65 equal to one-month salary for each year of employment.

On February 23, 2015, we entered into a second amended and restated employment agreement with our Chief Executive Officer, Nevan Elam, amending the Employment Agreement between the Company and Mr. Elam dated March 26, 2014. The second amended and restated employment agreement provides, among other things, for: (i) an increase in Mr. Elam’s base salary from $390,000 to $450,000 based on current market data; and (ii) an increase in Mr. Elam’s target bonus from 50% to 60% of his annual salary. In the event the Company terminates Mr. Elam other than for cause, the Company would pay severance of three times his base salary plus 150% of his target bonus monthly for twelve months and all stock options that would have vested during the period in which he is being paid severance would accelerate and vest.

Sankaram Mantripragada

On April 1, 2012, we entered into an agreement with Sankaram Mantripragada to serve as Chief Scientific Officer of the Company. Dr. Mantripragada reports to the Chief Executive Officer and under the terms of the employment agreement, he is entitled to receive an annual base salary of $275,000 which increased to $295,000 on January 1, 2013 that is subject to annual adjustment recommended by the Chief Executive Officer and approved by the Compensation Committee, if any, or the Board. Dr. Mantripragada is eligible for one-time bonuses when certain clinical testing has begun. Dr. Mantripragada also is entitled to receive an annual cash bonus of up to forty percent 40% of his base salary, determined based on specified criteria agreed upon in advance. Dr. Mantripragada is eligible to receive grants of options to purchase shares of our common stock as consideration for services rendered, at the Board’s discretion.

Dr. Mantripragada is eligible to participate in all benefit programs available to our executives and employees, including medical and dental benefit plans. Also under the terms of the agreement, Dr. Mantripragada was entitled to reimbursement for reasonable travel and business expenses and received a monthly automobile allowance. Additionally, at the age of 65, Dr. Mantripragada was entitled to a pension benefit equal to one month’s salary for each year of his employment. If he is terminated other than for cause or due to or after a change of control, all of Dr. Mantripragada’s unvested options will accelerate, and he will continue to receive his then base salary and health insurance for a period of up to twelve months. The agreement also requires Dr. Mantripragada to undertake certain confidentiality, non-competition and non-solicitation obligations.

On March 26, 2014, we entered into an amended and restated employment agreement with Dr. Mantripragada. The amended employment removes the pension benefit owed to Dr. Mantripragada such that Dr. Mantripragada is no longer entitled to a pension benefit at the age of 65 equal to one-month’s salary for each year of employment.

On February 23, 2015, we entered into a second amended and restated employment agreement with Dr. Mantripragada, which agreement provides, among other things, for: (i) an increase in Mr. Mantripragada’s base salary from $295,000 to $350,000 based on current market data; and (ii) an increase in target bonus from 40% to 45% of annual salary. In the event the Company terminates Dr. Mantripragada other than for cause, the Company would pay severance of his base salary plus 150% of his target bonus monthly for twelve months and all stock options that would have vested during the period in which he is being paid severance would accelerate and vest.

Hoyoung Huh

On January 7, 2015, we entered into an Employment Agreement with Dr. Huh. Under the terms of the employment agreement, Dr. Huh will be paid a base salary of $216,000 (the “Base Salary”) per annum payable in accordance with our payroll practices for executives, but no less than once per month. In addition, we agreed to pay Dr. Huh a one-time cash payment of $95,000 in consideration for his efforts to support the Company in the 2014 calendar year. Dr. Huh will also be entitled to earn an annual performance bonus equal to 200% (the “Target Bonus”) of the Base Salary based upon performance criteria set by the Board in its sole discretion. Dr. Huh is also entitled to a one-time transaction related bonus payable in cash or equity of the Company, subject to the Board’s discretion, equal to 3% of the gross proceeds of, (i) a Business Combination (as defined in the employment agreement), (ii) an equity or debt financing of the Company or (iii) strategic partnerships and collaborations

On October 31, 2016, we entered into an amended and restated employment agreement with Dr. Huh. The amended employment removes the one-time transaction related bonus from his agreement. In the event the Company terminates Dr. Huh other than for cause, the Company would pay severance of three times his base salary plus his target bonus monthly for twelve months and all stock options that would have vested during the period in which he is being paid severance would accelerate and vest.

Morgan Fields

On January 27, 2014, the Company entered into an employment agreement with Morgan Fields to serve as the Controller of the Company. Under the terms of her employment agreement Ms. Fields will be entitled to receive an annual base of $100,000 an annual bonus of up to 15% of her base salary based on criteria set by the Company. Ms. Fields is eligible to participate in all benefit programs available to our executives and employees, including medical and dental benefit plans. The agreement also requires Ms. Fields to undertake certain confidentiality obligations. On July 18, 2014, the Board approved the appointment of Ms. Fields as the Company’s Chief Accounting Officer. The board approved the change in the annual salary to $130,000 and the issuance of additional stock options for 25,000 shares of common stock.

On February 23, 2015, we entered into an amended and restated employment agreement. Ms. Fields, which agreement provides, among other things, for: (i) an increase in Ms. Fields’ base salary from $130,000 to $145,000 based on current market data; and (ii) an increase in the target bonus from 15% to 25% of annual salary. In the event the Company terminates Ms. Fields other than for cause, the Company would pay severance of her base salary plus 150% of her target bonus monthly for twelve months and all stock options that would have vested during the period in which she is being paid severance would accelerate and vest.

Director Compensation

The following table shows the particulars of compensation paid to our current directors during the years ending June 30, 2017 and 2016.

Name and Principal Position (a)	Year (b)	Fees earned or paid in Cash ($) (c)	Stock Award ($) (d)	Option Award ($) (e)	Non-Equity Incentive Plan Compensation ($) (f)	Nonqualified Deferred Compensation Earnings ($) (g)	All Other Compensation ($) (h)	Total ($) (i)
Current Named Directors
Nevan Elam (1)	2017	-	-	-	-	-	-	-
	2016	-	-	-	-	-	-	-

Hoyoung Huh (1)	2017	-	-	-	-	-	-	-
	2016	-	-	-	-	-	-	-

Barry Sherman (2)	2017	25,000	-	99,638	-	-	-	124,638
	2016	25,000	-	99,638	-	-	-	124,638

David Welch (3)	2017	-	-	-	-	-	-	-
	2016	-	-	-	-	-	-	-

Samir Patel (4)	2017	-	-	-	-	-	-	-
	2016	-	-	-	-	-	-	-

Tae Hoon Kim (4)	2017	-	-	-	-	-	-	-
	2016	-	-	-	-	-	-	-

(1)	The only compensation received by this individual was for serving as an officer of the Company, such compensation is separately provided in the executive compensation table.

(2)	On July 18, 2014, Dr. Sherman was appointed as a director of the Board. On July18, 2015, he received options to purchase 75,000 shares of common stock. On February 23, 2015, he received options to purchase 187,000 shares of common stock. On October 31, 2016, he received options to purchase 300,000 shares of common stock which were cancelled by the Board on May 12, 2017. Dr. Sherman is also to receive an annual fee of $25,000.

(3)	On July 24, 2015, Dr. Welch was appointed as a director of the board. Dr. Welch received no compensation for the years ending June 30, 2017 and 2016. On October 31, 2016, he received options to purchase 750,000 shares of common stock which were cancelled by the Board on May 12, 2017

(4)	On March 17, 2017, Dr. Patel and Mr. Kim were appointed as directors to the board. Dr. Patel and Mr. Kim received no compensation for the years ending June 30, 2017 and 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of [●] 2017, regarding the ownership of our common stock by:

•	each person who is known by us to own more than 5% of our shares of common stock; and

•	each named executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 53,728,640 shares of common stock outstanding as of [●], 2017.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days through the exercise of any warrant, stock option, or other right. Shares subject to options that are exercisable within 60 days following [●], 2017, are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Information regarding our Equity Compensation Plan is set forth above and is incorporated herein by reference.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Class Beneficially Owned

pH Pharma Co., Ltd. (1) 2F, Artside Gallery 15 Jahamun-Ro 6-GIL Jongno-Gu, Seoul 03044 Korea	6,692,254		12.0%

David Welch (2) 217 Camino Al Lago Atherton, CA 94027	4,969,309		8.9%

Striker Asia Opportunities Fund Corporation(3) c/o 17th Floor, Guandong Investment Tower 148 Connaught Road Central, Hong Kong	4,457,962		8.0%

Pranabio Investments, LLC (4) 6800 West Gate Blvd, Ste 132-298 Austin, TX 78745	3,704,546		6.8%

Ildong Pharmaceutical Co., Ltd (5) 2, Baumoe-ro, 27-gil, Seocho-gu, Seoul, Korea 06752	3,000,000		5.6%

Tae Hoon Kim (6) 600, Gyeongin-ro, Guro-gu Seoul, Korea	2,226,190		4.1%

Hoyoung Huh (7) 1450 Infinite Drive Louisville, CO 80027	7,175,051	(8)	12.9%

Nevan C. Elam 1450 Infinite Drive Louisville, CO 80027	3,525,979	(8)	6.2%

Sankaram Mantripragada 1450 Infinite Drive Louisville, CO 80027	2,098,750	(8)	3.8%

Morgan Fields 1450 Infinite Drive Louisville, CO 80027	477,687	(8)	0.9%

Barry Sherman 1450 Infinite Drive Louisville, CO 80027	185,605	(8)	0.3%

All current executive officers and directors as a group (8 persons)	24,363,117		38.3%

(1)	pH Pharma Co., Ltd is a corporation formed in Seoul Korea. Dr. Hoyoung Huh is the CEO and has voting power on behalf of the entity. The Board, chaired by Dr. Huh, has investment power with respect to these shares.

(2)	The shares beneficially owned by David F. Welch are held in LRFA, LLC, Welch Group, LP, Alexandra J. Welch Trust dtd 12/11/2000, John F. Welch Trust dtd 12/11/2000, and Thomas C. Welch Trust dtd 12/11/2000. David F. Welch has sole voting and investment power with respect to all of the shares listed above. David F. Welch was appointed as a director of the Board on July 24, 2015.

(3)	Striker Asia Opportunities Fund Corporation is a Cayman Islands corporation. Chung Yuen Ian Huen is the Director and has sole voting and investment power with respect to these shares.

(4)	Pranabio Investments, LLC is a Texas limited liability company. Samir R. Patel is the managing member and has sole voting and investment power with respect to the shares. Samir R. Patel was also appointed as a director of the Board on March 17, 2017.

(5)	Ildong Pharmaceutical Co., Ltd is a corporation formed in Seoul Korea. Pau Woongsup Yun is the CEO and has voting and investment power with respect to these shares.

(6)	Tae Hoon Kim was appointed as a director of the Board on March 17, 2017. Tae Hoon Kim’s beneficial ownership also includes the shares owned by Aju Pharm and Joong Kil Kim. Joong Ki4l Kim is the Chairman of Aju Pharm and has the final voting and investment power over the shares, however Tae Hoon Kim participates in the management of Aju Pharm as the CEO.

(7)	Hoyoung Huh’s beneficial ownership also includes the shares owned by pH Pharma Co., Ltd as Dr. Huh has a majority ownership in pH Pharma Co., Ltd and also has voting power over the shares.

(8)	Includes the vested portion of the options granted by Antria Delaware that were assumed by the Company in connection with the Reverse Merger and the options granted under the 2014 Stock and Incentive Plan, the 2015 Non Qualified Stock Option Plan, and the 2016 Non Qualified Stock Option Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE.

pH Pharma Collaboration Agreement

On February 29, 2016, we entered into a Strategic Collaboration and License Agreement (“Collaboration Agreement”) with pH Pharma Co., Ltd. (“PH”). Dr. Huh, an officer and Director of the Company, is also the CEO of PH and a majority owner with 43% ownership of PH. Pursuant to the Collaboration Agreement, the Company conditionally granted PH an exclusive, transferable, license under AB101 patents, patent applications and all other relevant Company intellectual property to manufacture and or offer for sale the Company’s lead product candidate, AB101, in Korea, Cambodia, Laos, Myanmar, Thailand, Malaysia, Singapore and Vietnam (the “License”). The License shall only become effective when PH has purchased a minimum of $8 million of the Company’s securities. In addition, under the terms of the Collaboration Agreement, PH and the Company agree to work together to explore opportunities to utilize the Company’s proprietary microsphere platform for different therapeutic opportunities.

Through June 30, 2016, PH has invested $2 million into the Company. On March 6, 2017, PH purchased an additional $3 million and the Company and PH are currently in discussions regarding the terms and scope of the License.

pH Pharma Services Agreement

On July 1, 2016, the Company and PH entered into a Master Services Agreement in which PH will perform business development services in Korea for the Company at a price of $10,350 per month. The Master Services Agreement was terminated in June 2017 with PH.

Review, Approval or Ratification of Transactions with Related Persons

We rely on our Board to review related party transactions on an ongoing basis to prevent conflicts of interest. Our Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.

Director Independence

Because our common stock is not currently listed on a national securities exchange, we have used the definition of “independence” of the Nasdaq Stock Market to determine whether our current director or our new directors are independent. We have determined that as of the date of this Proxy Statement, Barry Sherman, David Welch, Samir Patel, and Tae Hoon Kim would qualify as “independent” in accordance with the published listing requirements of The Nasdaq Stock Market and for purposes of Section 16 of the Exchange Act. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Nasdaq listing rules provide that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the Company;

•	the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•	a family member of the director is, or at any time during the past three years was, an executive officer of the Company;

•	the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the Company served on the compensation committee of such other entity; or

•	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the company’s audit.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the proposals described above. Although the Board of Directors knows of no other matters to be presented at the Annual Meeting, all proxies returned to us will be voted on any such matter in accordance with the judgment of the proxy holders.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

APPENDICES

Exhibit A	Amended and Restated Bylaws of AntriaBio, Inc.
Exhibit B	Certificate of Amendment to Certificate of Incorporation of AntriaBio, Inc.
Exhibit C	AntriaBio, Inc. 2015 Non Qualified Stock Option Plan
Exhibit D	AntriaBio, Inc. 2016 Non Qualified Stock Option Plan
Exhibit E	Certificate of Amendment to Certificate of Incorporation of AntriaBio, Inc.
Exhibit F	Form of Proxy Card

Exhibit A

AMENDED AND RESATED

BYLAWS OF

ANTRIABIO, INC.

Adopted November 28, 2017

TABLE OF CONTENTS (Continued)

-ii-

BYLAWS

ARTICLE I — MEETINGS OF STOCKHOLDERS

1.1 Place of Meetings.  Meetings of the stockholders of AntriaBio, Inc. (the “Company”) shall be held at any place determined by the Company’s board of directors (the “Board”). The Board may, in its sole discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, the stockholders’ meetings shall be held at the Company’s principal executive office.

1.2 Annual Meeting.  An annual meeting of the stockholders shall be held for the election of directors at such date and time as may be designated by resolution of the Board from time to time, which date shall be within 13 months of the last annual meeting of stockholders. Any other proper business may be transacted at the annual meeting.

1.3 Special Meeting.  A special meeting of the stockholders may be called at any time by the Board, President, Chief Executive Officer or by one or more of the stockholders holding shares in the aggregate entitled to cast not less than 20% of the votes at that meeting.

A special meeting of stockholders can be called for any purpose permissible under the DGCL, including but not limited to, calling a meeting for the election of directors, should the Board fail to hold an annual meeting for such purpose within 13 months of the last annual meeting of stockholders pursuant to Section 1.2, or calling a meeting for the removal and appointment of directors pursuant to Section 2.13.

If any person(s) other than the Board calls a special meeting, the request shall:

(i)        be in writing;

(ii)       specify the time of such meeting and the general nature of the business proposed to be transacted; and

(iii)      be delivered personally or sent by registered mail or by facsimile transmission to the Board, the President, the Chief Executive Officer or the Secretary of the Company.

The officer(s) receiving the request shall cause notice to be promptly given to the stockholders entitled to vote at such meeting, in accordance with these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. No business may be transacted at such special meeting other than the business specified in such notice to the stockholders. Nothing contained in this paragraph of this Section 1.3 shall be construed as limiting, fixing, or affecting the time when a meeting of the stockholders called by action of the Board may be held.

1.4 Notice of Stockholders’ Meetings.  Whenever the stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which the stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining the stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

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1.5 Quorum.  Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of the stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, in the manner provided in Section 1.6 of these bylaws, until a quorum is present or represented.

1.6 Adjourned Meeting; Notice.  Any meeting of the stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which the stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for the stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 1.10 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

1.7 Conduct of Business.  The chairperson of any meeting of the stockholders shall determine the order of business and the procedure at the meeting, including such regulation on the manner of voting and the conduct of business. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

1.8 Voting.  The stockholders entitled to vote at any meeting of the stockholders shall be determined in accordance with the provisions of Section 1.10 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one vote for each share of capital stock held by such stockholder which has voting power upon the matter in question. Voting at meetings of the stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission (as defined in Section 7.2 of these bylaws), provided that any such electronic transmission shall either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

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Except as otherwise required by law, the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation or these bylaws.

1.9 Stockholder Action by Written Consent Without a Meeting.  Unless otherwise provided in the certificate of incorporation, any action required by the DGCL to be taken at any annual or special meeting of the stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

An electronic transmission (as defined in Section 7.2) consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for purposes of this Section 1.9, provided that any such electronic transmission sets forth or is delivered with information from which the Company can determine (i) that the electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (ii) the date on which such stockholder or proxy holder or authorized person or persons transmitted such electronic transmission.

In the event that the Board shall have instructed the officers of the Company to solicit the vote or written consent of the stockholders of the Company, an electronic transmission of a stockholder written consent given pursuant to such solicitation may be delivered to the Secretary or the President of the Company or to a person designated by the Secretary or the President. The Secretary or the President of the Company or a designee of the Secretary or the President shall cause any such written consent by electronic transmission to be reproduced in paper form and inserted into the corporate records.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in Section 228 of the DGCL. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the DGCL, if such action had been voted on by the stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of the stockholders, that written consent has been given in accordance with Section 228 of the DGCL.

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1.10 Record Dates.  In order that the Company may determine the stockholders entitled to notice of any meeting of the stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board, the record date for determining the stockholders entitled to notice of and to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of the stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of the stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for the stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of the stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 1.10 at the adjourned meeting.

In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law. If no record date has been fixed by the Board and prior action by the Board is required by law, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

1.11 Proxies.  Each stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

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1.12 List of Stockholders Entitled to Vote.  The officer who has charge of the stock ledger of the Company shall prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Company shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting during ordinary business hours, at the Company’s principal place of business. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

ARTICLE II — DIRECTORS

2.1 Powers.  The business and affairs of the Company shall be managed under the direction of the Board, acting through the authorized officers of the Company, except as may be otherwise provided in the DGCL or the certificate of incorporation.

2.2 Number of Directors.  The Board shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the stockholders or by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

2.3 Election, Qualification and Term of Office of Directors.  Except as provided in Section 2.5 of these bylaws, and subject to Sections 1.2, 1.3 and 1.9 of these bylaws, directors shall be elected at each annual meeting of the stockholders. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors. Each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

2.4 Chairperson and Vice Chairperson.  The Board may elect from its members a Chairperson of the Board and a Vice Chairperson. The Chairperson shall preside over all meetings of the Board and of the stockholders. The Chairperson shall have such other powers and perform such other duties as the Board may designate. If the Board elects a Vice Chairperson, the Vice Chairperson shall, in the absence or disability of the Chairperson, perform the duties and exercise the powers of the Chairperson and have such other powers or perform such other duties as the Board may designate from time to time.

2.5 Resignation and Vacancies.  Any director may resign at any time upon notice given in writing or by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or by these bylaws, if any vacancies shall occur in the Board by reason of death, resignation or otherwise, or if the number of directors shall be increased, the directors then in office shall continue to act and such vacancies or newly created directorships shall be filled by a vote of the directors then in office, though less than a quorum, in any way approved by the meeting. Any directorship to be filled by reason of removal of one or more directors by the shareholders may be filled pursuant to Section 2.13 below. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

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A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

2.6 Place of Meetings; Meetings by Telephone.  The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

2.7 Conduct of Business.  Meetings of the Board shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by a chairperson designated by the Board, or in the absence of such designation by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

2.8 Regular Meetings.  Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

2.9 Special Meetings; Notice.  Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the President, the Chief Executive Officer, the Secretary or any two directors.

Notice of the time and place of special meetings shall be:

(i)         delivered personally by hand, by courier or by telephone;

(ii)        sent by United States first-class mail, postage prepaid;

(iii)       sent by facsimile; or

(iv)       sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Company’s records.

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If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting.

2.10 Quorum; Voting.  At all meetings of the Board, a majority of the total number of the entire Board shall constitute a quorum for all purposes. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

2.11 Board Action by Written Consent Without a Meeting.  Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

2.12 Fees and Compensation of Directors.  Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

2.13 Removal of Directors.  Unless otherwise restricted by statute, the certificate of incorporation or these bylaws, any director or the entire Board may be removed, with or without cause, by the holders of at least a majority (50.1%) of the shares then entitled to vote at an election of directors. Any directorship to be filed by reason of removal of one or more directors by the stockholders may be filled by the stockholders at the special meeting at which the director or directors are so removed.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE III — COMMITTEES

3.1 Committees of Directors.  The Board may designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to the stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Company.

3.2 Committee Minutes.  Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

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3.3 Meetings and Actions of Committees.  Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)       Section 2.6 (Place of Meetings; Meetings by Telephone);

(ii)      Section 2.8 (Regular Meetings);

(iii)     Section 2.9 (Special Meetings; Notice);

(iv)     Section 2.10 (Quorum; Voting);

(v)      Section 2.11 (Board Action by Written Consent Without a Meeting); and

(vi)     Section 7.5 (Waiver of Notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i)        the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)       special meetings of committees may also be called by resolution of the Board; and

(iii)      notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

3.4 Subcommittees.  Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE IV — OFFICERS

4.1 Officers.  The officers of the Company shall be a Chief Executive Officer, a President, one or more Vice-Presidents, a Chief Financial Officer, a Secretary and a Treasurer. The Company may also have, at the discretion of the Board, an Executive Chairperson of the Board, a Vice Chairperson of the Board, one or more Assistant Treasurers, one or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

4.2 Appointment of Officers.  The Board shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 4.3 of these bylaws.

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4.3 Subordinate Officers.  The Board may appoint, or empower the Chief Executive Officer or the President to appoint, such other officers and agents as the business of the Company may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine or may delegate to the Chief Executive Officer to determine.

4.4 Removal and Resignation of Officers.  With the exception of any provision to the contrary contained in an employment agreement or other similar agreement between the Company and an officer of the Company, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

4.5 Vacancies in Offices.  Any vacancy occurring in any office of the Company shall be filled by the Board or as provided in Section 4.3 of these bylaws.

4.6 Representation of Shares of Other Corporations.  Unless otherwise directed by the Board, the Chief Executive Officer or any other person authorized by the Board or the Chief Executive Officer is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares of any other corporation or corporations standing in the name of the Company. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

4.7 Chief Executive Officer.  Subject to the provisions of these bylaws and to the direction of the Board, the Chief Executive Officer shall be responsible for the general control and management of the business, affairs and policies of the Company and shall have control over its officers and shall see that all orders and resolutions of the Board are carried into effect. The Chief Executive Officer shall have the power to sign all certificates, contracts and other instruments on behalf of the Company.

4.8 President.  The President shall be subject to the direction and control of the Chief Executive Officer and shall have general active management of the business, affairs and policies of the Company. The President shall have the power to sign all certificates, contracts and other instruments on behalf of the Company. If the Board has not elected a Chief Executive Officer, the President shall be the Chief Executive Officer. If the Board has elected a Chief Executive Officer and that officer is absent, disqualified from acting, unable to act or refuses to act, then the President shall have the powers of, and shall perform the duties of, the Chief Executive Officer.

4.9 Vice President.  Each Vice President, if any, shall be subject to the direction and control of the Chief Executive Officer and the President and shall have such powers and duties as the Chief Executive Officer or the President may from time to time prescribe.

4.10 Chief Financial Officer.  The Chief Financial Officer shall be subject to the direction and control of the Chief Executive Officer and shall have primary responsibility for the financial affairs of the Company and shall perform such other duties as the Chief Executive Officer may from time to time prescribe.

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4.11 Treasurer.  The Treasurer shall have the responsibility for maintaining the financial records of the Company. He or she shall make such disbursements of the funds of the Company as are authorized and shall render from time to time an account of all such transactions of the financial condition of the Company. The Treasurer shall also perform the other duties as the Chief Executive Officer may from time to time prescribe.

4.12 Secretary.  The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board. He or she shall have charge of the corporate books and shall perform the other duties as the Board may from time to time prescribe.

ARTICLE V — INDEMNIFICATION

5.1 Indemnification of Directors and Officers in Third Party Proceedings.  Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

5.2 Indemnification of Directors and Officers in Actions by or in the Right of the Company.  Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

5.3 Successful Defense.  To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 5.1 or Section 5.2 of these bylaws, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

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5.4 Indemnification of Others.  Subject to the other provisions of this Article V, the Company shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law. The Board shall have the power to delegate to such person or persons the determination of whether employees or agents shall be indemnified.

5.5 Advanced Payment of Expenses.  Expenses (including attorneys’ fees) incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article V or the DGCL. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 5.6(ii) or 5.6(iii) of these bylaws prior to a determination that the person is not entitled to be indemnified by the Company.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 5.8 of these bylaws, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

5.6 Limitation on Indemnification.  Subject to the requirements in Section 5.3 of these bylaws and the DGCL, the Company shall not be obligated to indemnify any person pursuant to this Article V in connection with any Proceeding (or any part of any Proceeding):

(i)        for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)       for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)      for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

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(iv)       initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (c) otherwise required to be made under section 5.7 of these bylaws or (d) otherwise required by applicable law; or

(v)       if prohibited by applicable law.

5.7 Determination; Claim.  If a claim for indemnification or advancement of expenses under this Article V is not paid by the Company or on its behalf within 90 days after receipt by the Company of a written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. To the extent not prohibited by law, the Company shall indemnify such person against all expenses actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article V, to the extent such person is successful in such action, and, if requested by such person, shall advance such expenses to such person, subject to the provisions of Section 5.5 of these bylaws. In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

5.8 Non-Exclusivity of Rights.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of the stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

5.9 Insurance.  The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the DGCL.

5.10 Survival.  The rights to indemnification and advancement of expenses conferred by this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.11 Effect of Repeal or Modification.  Any amendment, alteration or repeal of this Article V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

5.12 Certain Definitions.  For purposes of this Article V, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article V.

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ARTICLE VI — STOCK

6.1 Stock Certificates; Partly Paid Shares.  The shares of the Company shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Company by the Chairperson of the Board or Vice-Chairperson of the Board, or the President or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form.

The Company may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Company in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Company shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2 Special Designation on Certificates.  If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Company shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 156, 202(a) or 218(a) of the DGCL or with respect to this Section 6.2 a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

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6.3 Lost Certificates.  Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4 Dividends.  The Board, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock. Dividends may be paid in cash, in property, or in shares of the Company’s capital stock, subject to the provisions of the certificate of incorporation.

The Board may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5 Transfers.  Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

7.1 Notice of Stockholder Meetings.  Notice of any meeting of the stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Company’s records. An affidavit of the Secretary or an Assistant Secretary of the Company or of the transfer agent or other agent of the Company that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2 Notice by Electronic Transmission.  Without limiting the manner by which notice otherwise may be given effectively to the stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to the stockholders given by the Company under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any such consent shall be deemed revoked if:

(i)       the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent; and

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(ii)       such inability becomes known to the Secretary or an Assistant Secretary of the Company or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(iii)       if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(iv)       if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(v)        if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(vi)       if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3 Notice to Stockholders Sharing an Address.  Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to the stockholders, any notice to the stockholders given by the Company under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to the stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any stockholder who fails to object in writing to the Company, within 60 days of having been given written notice by the Company of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4 Notice to Person with Whom Communication is Unlawful.  Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

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7.5 Waiver of Notice.  Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII — GENERAL MATTERS

8.1 Fiscal Year.  The fiscal year of the Company shall be fixed by resolution of the Board and may be changed by the Board.

8.2 Seal.  The Company may adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board. The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.3 Annual Report.  The Company shall cause an annual report to be sent to the stockholders of the Company to the extent required by applicable law. If and so long as there are fewer than 100 holders of record of the Company’s shares, the requirement of sending an annual report to the stockholders of the Company is expressly waived (to the extent permitted under applicable law).

The Company may have offices at such places, both within and without the State of Delaware, as the Board from time to time shall determine or the business of the Company may require

Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

8.4 Construction; Definitions.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE IX — AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote. However, the Company may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

The Board may not alter or repeal bylaws adopted or amended by the stockholders, including any bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors and (ii) no bylaws shall be adopted by the Board which shall require more than a majority of the voting shares for a quorum at a stockholder meeting, or more than a majority of the stockholder votes for an action of the stockholders at a meeting of the stockholders.

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EXHIBIT B

CERTIFICATE OF AMENDMENT

TO

THE CERTIFICATE OF INCORPORATION

OF

ANTRIABIO, INC.

AntriaBio, Inc. (the “Company”), a Company duly organized and existing under the Delaware General Corporation Law (the “DGCL”), does hereby certify:

FIRST:  The amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, set forth below was duly adopted by the Board of Directors at a meeting in accordance with the provisions of Section 242 of the DGCL and was approved by the stockholders at an annual meeting of the Corporation’s stockholders, duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were vote in favor of the amendment.

 SECOND:  Article VIII of the Company’s Certificate of Incorporation is hereby replaced with the following:

“Any director of the Corporation’s Board of Directors (the “Board”) or the entire Board may be removed at any time, with or without cause by the holders of at least a majority (50.1%) of the shares entitled to vote at an election of directors.”

THIRD:  The foregoing amendment shall be effective on [●].

FIFTH:  Except as herein amended, the Company’s Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be executed by a duly authorized officer on this [●] day of [●], [●].

ANTRIABIO, INC.

By:
Name: Nevan Elam
Title: Chief Executive Officer

EXHIBIT C

ANTRIABIO, INC.
2015 NON Qualified Stock Option PLAN

Section 1.          Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through stock optionsand provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2.          Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)          “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)          “Award” shall mean an Option awarded pursuant to this Plan.

(c)          “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)          “Board” shall mean the Board of Directors of the Company.

(e)          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)          “Committee” means a committee or subcommittee of the Board appointed from time to time by the Board. Notwithstanding the foregoing, if, and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board.

(g)          “Company” shall mean AntriaBio, Inc., a Delaware corporation and any successor corporation.

(h)          “Director” shall mean a member of the Board.

(i)          “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(j)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)         “Fair Market Value” with respect to of one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTCQB, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(l)           “Non-Employee Director” shall mean a Director who is not also an employee of the Company or an Affiliate.

(m)         “Option” shall mean shall mean an option granted under the Plan.

(n)          “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(o)          “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(p)          “Plan” shall mean the AntriaBio, Inc. 2014 Non Qualified Stock Option Plan, as amended from time to time.

(q)          “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(r)          “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(s)          “Securities Act” shall mean the Securities Act of 1933, as amended.

(t)          “Share” or “Shares” shall mean common shares $0.001 par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(u)         “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

Section 3.          Administration

(a)          Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iii) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (iv) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (v) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; ; (vii)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (x) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)          Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers or directors of the Company or (ii) in such a manner as would contravene Section 157 of the Delaware General Corporation Law, as amended.

(c)          Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise all the powers and duties of the Committee under the Plan.

Section 4.          Shares Available for Awards

(a)          Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be six million eight hundred fifty thousand (6,850,000) Shares which represents post Reverse Stock Split Shares.

(b)          Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by an Option, the aggregate number of Shares with respect to which the Option is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon exercise or settlement).

If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. Notwithstanding anything to the contrary in this Section 4, the following Shares will not again become available for issuance under the Plan: (i) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (ii) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option; or (iii) Shares that are repurchased by the Company using Option exercise proceeds.

(c)          Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award.

Section 5.          Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.

Section 6.          Awards

(a)          Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the time but shall not be longer than 10 years from the date of grant.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)	Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(b)	General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)	Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)	Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)	Limitation on Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed $200,000 value in the aggregate in any calendar year (determined based upon the Black Scholes valuation method).

(v)	Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. The Committee may establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(vi)	Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vii)	Prohibition on Option Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options having a lower exercise price; or (B) Shares in exchange; or (iii) repurchasing the underwater Option. An Option will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option is less than the exercise price.

(viii)	Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7.          Amendment and Termination; Corrections

(a)          Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)	amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)	make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A, and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)	increase the number of shares or value of the Plan;

(iv)	permit repricing of Options, which is currently prohibited by Section 6(b)(vii) of the Plan;

(v)	permit the award of Options at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option , contrary to Section 6(a)(i) of the Plan; or

(vi)	increase the maximum term permitted for Options as specified in Section 6(a)(ii) of the Plan.

(b)          Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)	either (A) termination of any the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)	that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)	that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)          Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.          Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.          General Provisions

(a)          No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)          Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)          Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)          No Rights of Stockholders. Neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)          No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)          No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)          Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)          Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)          No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)          Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)          No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)          Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.         Effective Date of the Plan

The Plan was adopted by the Board on February 23, 2015.

Section 11.         Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on February 23, 2020 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

EXHIBIT D

ANTRIABIO, INC.
2016 NON Qualified Stock Option PLAN, AS AMENDED

Section 1.          Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through stock options and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2.          Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)          “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)          “Award” shall mean an Option awarded pursuant to this Plan.

(c)          “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)          “Board” shall mean the Board of Directors of the Company.

(e)          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)          “Committee” means a committee or subcommittee of the Board appointed from time to time by the Board. Notwithstanding the foregoing, if, and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board.

(g)          “Company” shall mean AntriaBio, Inc., a Delaware corporation and any successor corporation.

(h)          “Director” shall mean a member of the Board.

(i)           “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(j)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)          “Fair Market Value” with respect to of one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTCQB, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(l)           “Non-Employee Director” shall mean a Director who is not also an employee of the Company or an Affiliate.

(m)          “Option” shall mean shall mean an option granted under the Plan.

(n)           “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(o)           “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(p)          “Plan” shall mean the AntriaBio, Inc. 2014 Non Qualified Stock Option Plan, as amended from time to time.

(q)           “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(r)           “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(s)          “Securities Act” shall mean the Securities Act of 1933, as amended.

(t)          “Share” or “Shares” shall mean common shares $0.001 par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(u)          “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

Section 3.          Administration

(a)          Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iii) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (iv) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (v) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; ; (vii)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (x) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)          Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers or directors of the Company or (ii) in such a manner as would contravene Section 157 of the Delaware General Corporation Law, as amended.

(c)          Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise all the powers and duties of the Committee under the Plan.

Section 4.          Shares Available for Awards

(a)          Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be fifteen million (15,000,000) Shares which represents post Reverse Stock Split Shares.

(b)          Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by an Option, the aggregate number of Shares with respect to which the Option is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon exercise or settlement).

If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. Notwithstanding anything to the contrary in this Section 4, the following Shares will not again become available for issuance under the Plan: (i) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (ii) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option; or (iii) Shares that are repurchased by the Company using Option exercise proceeds.

(c)          Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award.

Section 5.          Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.

Section 6.          Awards

(a)          Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the time but shall not be longer than 10 years from the date of grant.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)	Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(b)	General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)	Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)	Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)	Limitation on Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed $200,000 value in the aggregate in any calendar year (determined based upon the Black Scholes valuation method).

(v)	Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. The Committee may establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(vi)	Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vii)	Prohibition on Option Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options having a lower exercise price; or (B) Shares in exchange; or (iii) repurchasing the underwater Option. An Option will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option is less than the exercise price.

(viii)	Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7.          Amendment and Termination; Corrections

(a)          Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)	amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)	make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A, and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)	increase the number of shares or value of the Plan;

(iv)	permit repricing of Options, which is currently prohibited by Section 6(b)(vii) of the Plan;

(v)	permit the award of Options at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option , contrary to Section 6(a)(i) of the Plan; or

(vi)	increase the maximum term permitted for Options as specified in Section 6(a)(ii) of the Plan.

(b)      Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)	either (A) termination of any the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)	that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)	that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)          Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.          Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.          General Provisions

(a)          No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)          Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)          Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)          No Rights of Stockholders. Neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)          No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)          No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)          Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)          Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)          No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)          Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)          No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)          Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.         Effective Date of the Plan

The Plan was adopted by the Board on October 31, 2016 and amended on August 21, 2017.

Section 11.         Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on October 31, 2021 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

EXHIBIT E

CERTIFICATE OF AMENDMENT

TO

THE CERTIFICATE OF INCORPORATION

OF

ANTRIABIO, INC.

AntriaBio, Inc. (the “Company”), a Company duly organized and existing under the Delaware General Corporation Law (the “DGCL”), does hereby certify:

FIRST:  The amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, set forth below was duly adopted by the Board of Directors at a meeting in accordance with the provisions of Section 242 of the DGCL and was approved by the stockholders at an annual meeting of the Corporation’s stockholders, duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were vote in favor of the amendment.

SECOND:  Article V of the Company’s Certificate of Incorporation is hereby amended by adding the following:

“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Company, every [●] shares of the Company’s issued and outstanding Common Stock, par value $0.001 per share, shall, automatically and without any further action on the part of the Company or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Company’s Common Stock, par value $0.001 per share (the “Reverse Stock Split”).

THIRD:  The foregoing amendment shall be effective on [●].

FOURTH:  Except as herein amended, the Company’s Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be executed by a duly authorized officer on this [●] day of [●].

ANTRIABIO, INC.

By:
Name: Nevan Elam
Title: Chief Executive Officer

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 pm (ET) on November 27, 2017.

CONTROL #

VOTE BY FAX
* SPECIMEN *	Mark, sign and date your consent and fax it to 646-536-3179.
1 MAIN STREET
ANYWHERE PA 99999-9999	VOTE BY MAIL
Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting to be held on November 28, 2017 at 10:00 am PDT.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders - AntriaBio, Inc.

           DETACH CARD HERE TO VOTE BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSALS 1, 2, 3, 4, 5, 6, 7 AND FOR “THREE YEARS” FOR PROPOSAL 8.

(1)	Election of Directors:

☐	FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

01 Nevan Elam	02 Hoyoung Huh	03 Barry Sherman	04 David Welch	05 Samir Patel	06 Tae Hoon Kim

(2)	To ratify the appointment of EKS&H, LLLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2018;
☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(3)	To approve the Company’s Amended and Restated Bylaws;
☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(4)	To approve an amendment to the Company’s Amended Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to lower the stockholder approval percentage required to remove directors from the Company’s board of directors (from 66 2/3% to 50.1%);
☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(5)	To ratify the Company’s Non-Qualified Stock Option Plans;
☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(6)	To approve an amendment to the Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.001 (“Common Stock”), at a ratio between 2-to-1 and 5-to-1, and to be effective upon a date on or prior to September 30, 2018, such ratio and date to be determined by the Company’s board of directors (the “Reverse Stock Split”);
☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(7)	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Compensation of Executive Officers section of the Proxy Statement;
☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN
(8)	To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers.
☐ ONE YEAR	☐ TWO YEARS	☐ THREE YEARS	☐ ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address.

* SPECIMEN *	AC:ACCT9999	90.00

ANTRIABIO, INC.

Annual Meeting of Stockholders

To be held on November 28, 2017

ANTRIABIO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints [names], or either of them, as proxies, each with the power to appoint [his] substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of AntriaBio, Inc. (the “Company”) held of record by the undersigned on October 13, 2017 at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the principal offices of the Company at 1450 Infinite Drive, Louisville, Colorado 80027 on Tuesday, November 28, 2017 at 10:00 a.m. Mountain Time and at any adjournments or postponements thereof. Directions to the facility in order to attend the Annual Meeting may be obtained by calling our offices at (303) 222-2128.

This proxy, when properly executed, will be voted as directed herein. If no direction is made, the proxy shall be voted “FOR” ALL NOMINEES LISTED, “FOR” Proposals 1, 2, 3, 4, 5, 6, 7 and “FOR” THREE YEARS FOR PROPOSAL 8.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponements or adjournments of the meeting.

Please check here if you plan to attend the Annual Meeting of Stockholders on November 28, 2017 at 10:00 a.m.

(Continued and to be signed on Reverse Side)